14,015,000 Shares

John Hancock Hedged Equity & Income Fund

Common Shares

$20.00 per Share

Investment Objective.    John Hancock Hedged Equity & Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

This Prospectus sets forth concisely the information that you should know before investing in the common shares (“Common Shares”) of the Fund.

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No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by common shareholders who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Common Shares involves certain risks. See “Risk Factors” beginning on page 50. The use of downside equity market protection described in this Prospectus should not be viewed as, and does not imply, a guarantee against loss of investment as this risk management strategy may not be successful.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total	Total (assuming full exercise of over- allotment options)(3)
Public offering price	$20.00	$280,300,000	$322,321,040
Sales load(1)	$0.90	$12,613,500	$14,504,447
Proceeds to the Fund(2)	$19.06	$267,125,900	$307,171,951

(1)	John Hancock Advisers, LLC (the “Adviser” or “JHA”) has agreed to pay, from its own assets, upfront structuring and syndication fees to Morgan Stanley & Co. Incorporated, an upfront structuring fee to Citigroup Global Markets Inc., an upfront structuring fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an upfront structuring fee to UBS Securities LLC and an upfront structuring fee to Wells Fargo Securities, LLC. These fees are not reflected under sales load in the table above. The Adviser intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Shares. See “Underwriters—Additional Compensation to be Paid by the Adviser.”
(2)	In addition to the sales load, the Fund will pay offering expenses of up to $0.04 per Common Share, estimated to total $560,600, which will reduce the “Proceeds to the Fund” (above). JHA or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales loads) exceed $0.04 per Common Share. JHA or an affiliate has agreed to reimburse all of the Fund’s organizational costs. Offering expenses payable by the Fund do not include amounts payable by JHA to Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as described in footnote (1) above.
(3)	The Fund has granted the underwriters an option to purchase up to 2,101,052 additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any.

The underwriters expect to deliver the Common Shares to purchasers on or about May 31, 2011.

Morgan Stanley

Citi

BofA Merrill Lynch

UBS Investment Bank

Wells Fargo Securities

BB&T Capital Markets	Maxim Group LLC
J.J.B. Hilliard, W.L. Lyons, LLC	RBC Capital Markets
Janney Montgomery Scott	Stifel Nicolaus Weisel
Ladenburg Thalmann & Co. Inc.	Wedbush Securities Inc.

The date of this Prospectus is May 25, 2011.

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Investment Strategies.    The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection. The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is to participate in and capture the broader equity market returns in rising market conditions, while seeking to limit losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Equity Strategy.    The Equity Strategy employs a “multiple sleeve structure” which means the Equity Strategy has several component strategies that are managed separately in different styles. The Fund seeks to achieve its investment objective by combining these different component styles into a single diversified portfolio. Each component “sleeve” has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. The Fund’s combination of underlying strategies is intended to permit the Fund to participate in and capture positive returns in rising market conditions, while limiting losses relative to the broader markets during declining market circumstances.

Each component strategy of the Equity Strategy tends to be flexible, opportunistic, and designed to seek total return and downside protection. As a result, the aggregate portfolio represents a wide range of investment philosophies, companies, industries and market capitalizations. Within the Equity Strategy, the Subadviser (defined below) is responsible for selecting complementary component strategies, monitoring the risk profile, strategically rebalancing the portfolio and maintaining consistent portfolio characteristics. Investment personnel for each component “sleeve” have full discretion and responsibility for selection and portfolio construction decisions within their specific “sleeve”. In choosing prospective investments at the component level, a number of factors are analyzed, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of valuation.

Under normal market conditions, the Fund invests at the time of purchase at least 80% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”)), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

The Fund may invest up to 30% of its total assets in the securities of foreign issuers and foreign-currency securities, including foreign currency forward contracts, the entirety of which may be invested in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Option Strategy.    The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts). In order to seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility the Fund intends to write (sell) call options on the S&P 500 Composite Stock Price Index® (the “S&P 500”) with respect to a substantial portion of its common stock portfolio. The Fund typically will limit notional exposure of the index call options to 40%-60% of the value of the Fund’s portfolio securities. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase U.S. equity index put option spread transactions on the S&P 500 with respect to a substantial portion (initially approximately 100%) of the value of its common stock holdings. The Subadviser (defined below) retains the discretion to use options based upon other indices if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings.

Options on broad-based stock indices generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. Over the counter (“OTC”) traded options do not qualify for treatment as section 1256 contracts, and depending on the holding period of such options, gains or losses could be treated as 100% short-term.

The Fund may also invest up to 20% of its total assets in fixed-income securities, fixed-income related instruments, and cash and cash equivalents. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.

The Fund may invest in OTC and exchange-traded derivatives, including but not limited to, futures, forward contracts, swaps, options, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products.

The Fund may invest in initial public offerings. The Fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Investment Adviser and Subadviser.    The Fund’s investment adviser is John Hancock Advisers, LLC. As of December 31, 2010, JHA and its affiliates managed approximately $34.1 billion in assets. JHA has engaged Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”) to serve as the subadviser to the Fund. Wellington Management will be responsible for the day-to-day management of the Fund’s portfolio investments in the Equity Strategy and will be responsible for formulating and implementing the Option Strategy. Wellington Management is a professional investment counseling firm which provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had approximately $634.0 billion in assets under management. See “Management of the Fund—The Adviser” and “Management of the Fund—The Subadviser.”

The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in stock prices, dividend rates, and the timing and success of the Option Strategy. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated May 25, 2011 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 87 of this Prospectus, and other information filed with the SEC, by calling (800) 225-6020 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s public reference room, Washington, DC 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www.jhfunds.com) or call (800) 225-6020 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).

Exchange listing.    The Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the ticker symbol “HEQ.”

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

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You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund	John Hancock Hedged Equity & Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”).

The Offering	The Fund is offering 14,015,000 common shares of beneficial interest (the “Common Shares”), par value $0.01 per share, through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC. The Underwriters have been granted an option by the Fund to purchase up to 2,101,052 additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common Shares ($2,000.00). See “Underwriters.” JHA or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceeds $0.04 per Common Share. JHA or an affiliate has agreed to reimburse all of the Fund’s organizational costs.

Listing and Symbol	The Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the ticker symbol “HEQ.”

Investment Strategies	The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection. The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is to participate in and capture the broader equity market returns in rising market conditions, while seeking to limit losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Equity Strategy

The Equity Strategy draws on a sub-set of carefully selected investment teams from within Wellington Management’s broad universe of equity portfolio management capabilities. The manager selection process emphasizes those investment teams with a philosophy and process focusing on strong relative performance in challenging markets, and includes many of Wellington Management’s thought leaders on downside risk management. Each component “sleeve” of the Equity Strategy tends to be flexible, opportunistic, and designed to seek total return and downside protection. Each has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Underlying strategies employ a range of techniques to incorporate downside protection into their portfolios and may include, but are not limited to, scenario or probability analysis, emphasis on high quality companies or attractive dividend yields, a strong sell discipline or the opportunistic use of cash in volatile markets. Investment personnel for each component “sleeve” have full discretion and responsibility for selection and portfolio construction decisions within their specific “sleeve”. In choosing prospective investments at the component level, a number of factors are analyzed, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of valuation.

The aggregate portfolio represents a wide range of investment philosophies, styles, research perspectives and market capitalizations. The goal is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors. The aggregate portfolio is not driven by a single style or philosophy. By drawing on multiple investment teams and styles, it seeks to reduce any potential biases or “factor” risk, such as growth or value, or momentum or contrarian, or market capitalization. The portfolio construction process relies on the expertise of senior portfolio managers who are supported by a dedicated team and Wellington Management’s analytical resources and risk monitoring systems. Within the Equity Strategy, the portfolio management team is responsible for selecting complementary component sleeves, monitoring the risk profile, strategically rebalancing the portfolio and maintaining consistent portfolio characteristics.

The portfolio management team combines its intimate knowledge of the underlying managers with their expertise in risk management techniques to construct a diversified portfolio of equity approaches. The portfolio is not only diversified across the traditional spectrums (e.g., style, market cap), but also across other dimensions (e.g., factor risks and processes used to obtain downside protection) to create the overall Equity Strategy. The manager selection process combines both quantitative factors (e.g., portfolio characteristics, active risk profile, alpha correlation, overlap, upside/downside capture and style analysis) with qualitative factors (e.g., uniqueness of philosophy, loss minimization mentality, conviction and knowledge of underlying manager and not benchmark driven). The combination of underlying components is designed to seek to minimize any overall systemic biases other than capital preservation orientation and to seek to create an overall portfolio with a high probability of both outperforming the broader domestic equity markets as measured by the S&P 500 Composite Stock Price Index® (the “S&P 500”) in a declining market and keeping up with the returns of such broader domestic equity markets in an advancing market.

There are a number of tools that the team employs in the portfolio construction process. In addition to the standard risk and characteristics lenses, they have created proprietary market environment models, including extreme events and stress tests which forecast how individual portfolios and the overall Equity Strategy might hold up under a myriad of scenarios. Risk is managed at the overall portfolio level and component weightings take into account each strategy’s contribution to risk at the aggregate level. While allocations tend to be strategic and will be actively managed with a long-term perspective, the portfolio will be rebalanced from time to time in order to manage overall risk. The portfolio management team determines which investment teams will manage a portion of the Fund’s assets and their weights within the overall Equity Strategy. In its discretion, the portfolio management team may vary the Fund’s allocation among the different component investment teams, and has full ability to add or remove component strategies as it sees fit.

Under normal market conditions, the Fund invests at the time of purchase at least 80% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”)), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers or indexes (including emerging market issuers or indexes).

The Fund may invest up to 30% of its total assets in the securities of foreign issuers and foreign-currency securities, including foreign currency forward contracts, the entirety of which may be invested in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Option Strategy

Earnings Enhancement.    The earnings enhancement aspect of the Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The Fund initially expects to write index call options on a substantial portion of the Fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Adviser’s and Subadviser’s assessment of market conditions and the liquidity needs of the Fund to meet quarterly distributions. Initially, the Fund anticipates writing index call options on the S&P 500 with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The Fund typically will limit notional exposure of the index call options to 40%-60% of the value of the Fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadviser may write index call options on up to 100% of the notional value of the Fund’s portfolio securities, or write index call options on a lower percentage of the Fund’s portfolio. The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the Fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadviser retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings.

The Fund’s use of written call options involves a tradeoff between the option premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise or strike price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. In rising markets or if the value of the index increases more than the value of the Fund’s portfolio securities, the Fund could have to sell portfolio securities to cash settle any in-the-money call options it wrote. To attempt to limit this risk, the Fund will have the flexibility to reduce or increase the percentage of the portfolio on which the Subadviser will write call options, the percentage range that written call strikes are “out-of-the-money” and the length of the expiration date.

The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s and the Subadviser’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. At any time, the Adviser may direct the Subadviser to modify, limit, or temporarily suspend the Fund’s use of written call options. A meaningful portion of the Fund’s stock holdings will normally consist of stocks not included in the indices on which it writes call options.

Subject to the Adviser’s oversight and direction, the Subadviser will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return. By doing so, the Subadviser will seek to manage costs and maximize potential returns associated with those options positions and to monitor their relative correlation to the underlying investments in the Fund.

Wellington Management’s process begins with analyzing the pricing of existing options in the marketplace and focusing on relative valuation imparted by volatility term structure (slope of volatility expectations across time) and volatility skew (differences in volatility assumptions for options across strike prices). With this information and consideration for short to intermediate term market return expectations, Wellington Management will seek to implement strategies that capture the highest expected return, while introducing the least amount of risk.

When call options are sold, current option market price characteristics are overlaid with market return expectations to identify call option strike prices and expiration dates that Wellington Management believes will generate the highest amount of option premium for the Fund, while introducing the least amount of potential opportunity cost. A similar process is followed when options and put option spreads are purchased, with the objective of maximizing the amount of downside protection obtained for the Fund, while minimizing the amount of net premium at risk.

In an attempt to monitor and control risk, Wellington Management calculates throughout the day, using current market prices, option exposures across several dimensions for each option position and for the entire Option Strategy. These exposures include delta (the change in the value of an option with respect to a change in the price of the underlying asset), gamma (the change in the delta of the option with respect to a change in the price of the underlying asset), theta (the change in value of an option with the passage of time) and vega (the change in the value of an option with respect to a change in the expected volatility of the underlying asset).

The Fund expects to primarily use listed/exchange-traded options contracts but may also use unlisted (or “over-the-counter” or “OTC”) options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund will not be issued, guaranteed or cleared by any clearinghouse. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market.

The transaction costs of buying and selling options consist primarily of the bid-ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.

Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.

As noted above, Wellington Management intends to sell call options on “broad-based” equity indices, primarily on the S&P 500. The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products, or on individual stock holdings of the Fund. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

Wellington Management will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement the Fund’s distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurances that the Fund’s earnings enhancement component will be successful, and the earnings enhancement component may result in losses. The earnings enhancement component also may trigger the need to sell portfolio securities to meet the need to cash settle “in-the-money” options, particularly in rising markets.

Downside Equity Market Protection. The Fund will seek to provide downside equity market protection by purchasing a series of S&P 500 put option spread transactions (defined below). The Fund will employ an actively managed approach that seeks to reduce the cost of protection by taking advantage of the general imbalance of natural buyers of “out-of-the-money” stock index put options over natural sellers, which results in excess premium for these options. The strategy also seeks to mitigate cost by purchasing option “spreads,” rather than standalone options, and attempts to mitigate counterparty risk by generally utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. The strategies employed by the Subadviser to manage market downside protection may not be successful.

A purchased put option spread transaction (“put option spread”) consists of purchasing put options on an instrument and selling an equal number of put options on the same instrument at a lower exercise price. The Fund will generally purchase S&P 500 put option spreads that are “out-of-the-money” (i.e., the exercise price of put options purchased and sold generally will be below the current level of the index when written). The Subadviser retains the discretion to purchase put option spreads on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings at the time. Initially, it is anticipated that the Fund will purchase put option spreads by (i) purchasing put options with strike prices of approximately 8%-12% below the then-current market value of the S&P 500, (ii) while writing put options at approximately 18%-25% below the then-current market value of the S&P 500. After the Fund begins operations, the Subadviser may purchase or write put options outside of these ranges depending on its assessment of market circumstances and other factors.

The economic effect of purchasing a put option spread will be to reduce downside risk within a defined spectrum of potential declines in the reference index, creating a “range of protection” against such risks. However, if the reference index declines by an amount in excess of that range, then the Fund will not benefit from put protection to the extent of those additional declines. Also, the cost of maintaining the put option spread in rising markets will reduce the Fund’s returns, and could result in lower returns than other equity funds without downside protection strategies in rising markets. To reduce the cost of maintaining the put option spread for downside protection in rising markets, the Subadviser can change the typical percentage range by which the strike prices of both the purchased and written puts are “out-of-the-money” and buy and sell put options with different expiration dates. The Fund, however, intends to maintain a downside protection strategy even during rising markets.

If, at the time of contract expiration, the strike prices of both the purchased and written puts within a spread are below the then-current S&P 500 level, the Fund will incur a loss on the spread position equal to the amount by which the initial premiums paid for the purchased put exceed the premiums received for the sold put. In other words, it will have paid for protection from which it did not ultimately benefit. If, at the time of contract expiration, the purchased put is in-the-money but the written put is not, the Fund will receive a benefit from the position equal to the difference between the strike price on the purchased put and the then-current index level less the net premiums paid. This amount may be up to the difference in the strike prices of the purchased and sold puts less the net premiums paid. If, at the time of contract expiration, both the purchased put and the written put are in-the-money, the Fund will receive a benefit from the position equal to the difference in the strike prices of the purchased and sold puts less the net premiums paid.

The chart below illustrates an example of how the put option spread would operate during different S&P 500 trading ranges. In this example, with the S&P 500 trading at 1000, the Fund purchases 900 strike put option contracts, expiring in one year for a cost of 80 and sells an equal number of 800 strike put option contracts, expiring in one year, for a price of 50, resulting in a net initial premium paid of 30. If at expiration of the contracts:

(1)	The S&P 500 is trading at 900 or higher, the Fund will have incurred a loss of 30.

(2)	The S&P 500 is trading at 850, the Fund will receive a settlement payment of 50 on the long put position (in-the-money amount of the 900 strike put), resulting in a net profit of 20 (settlement value less initial net premium).

(3)	The S&P 500 is trading at 750, the Fund will receive a settlement payment of 150 on the long put position and make a settlement payment of 50 on the short put position, resulting in a net payment received of 100 and resulting in a net profit of 70.

This chart is provided purely for illustrative purposes, is hypothetical and does not represent any actual transaction or strategy of the Fund or actual investment results. There is no guarantee that the Fund will enter into put option spread transactions that will result in gains to the Fund.

Purchasing put option spreads differs from purchasing stand-alone equivalent puts in that (a) the upfront cost of purchasing put option spreads is lower than a stand-alone equivalent, due to the proceeds generated from the sale of further out-of-the-money puts, and (b) the potential gain on the put option spread is subject to a cap defined by the difference in exercise price of the purchased and written put option positions. Accordingly, the protection provided by put option spreads is limited to the “width” of the spreads described immediately below. If the index declines by more than this amount, such additional decline is not hedged by the put option spread.

Amounts by which purchased put options are out-of-the-money may differ, as may the “width” (i.e., the difference between exercise prices of the purchased and written option components of each spread) and notional value of the put option spread positions. The Fund seeks to maintain over time a consistent hedging of equity market exposure in the U.S. equity index put option spread positions it purchases. The Fund expects to purchase put option spreads that are more out-of-the-money during periods in which option valuations reflect higher market volatility levels, and less out-of-the-money when implied volatilities are lower. The width and notional value of each put option spread will normally be set to maximize potential net settlement proceeds while limiting the premiums paid on the position over its roll cycle. Typically, wider widths will result in greater protection from equity market downside for the Fund, set-off by higher premiums charged to the Fund, while narrower widths will result in less protection from equity market downside for the Fund, set-off by lower premiums charged to the Fund.

In implementing the downside equity market protection part of its Option Strategy, the Fund generally intends to enter into purchased put option spreads that primarily have a maturity of approximately one year. For each put option spread, the Fund typically intends to purchase S&P 500 puts and write S&P 500 puts with substantially equivalent notional values and identical expiration dates. The Fund will determine the number and composition of the put option spreads based largely on the market exposures and anticipated net hedging benefits of such positions. Under normal circumstances, the Fund intends to limit its maximum notional exposure of put protection to 100%. The loss potential realizable for each put option spread is the net premium paid if the spread expires out of the money. The Fund typically will hold its option spread positions for a period of 9-15 months, however, the decision of when to write puts will be at the discretion of the Subadviser. In certain circumstances, the Fund may trade out of its index option spread positions intra-year to lock in a gain, realize profits or to limit risk. To reduce the cost of this strategy under certain circumstances, including rising markets, the Subadviser can vary the percentage range that strike prices are out-of-the-money and stagger the expiration dates.

The Fund generally intends to buy put option spreads on broad-based stock indices that the Subadviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Subadviser will consider the price and liquidity of the available put options spreads in making this determination. The Fund intends initially to buy put option spreads primarily on the S&P 500. It is expected that initially the put option spreads held by the Fund will be approximately 100% based on the S&P 500, due to the expected liquidity of exchange-traded S&P 500 options and the anticipated character of the Fund’s initial stock holdings. The Fund may also eventually buy put option spreads on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put option spreads may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Subadviser’s evaluation of equity market conditions and other factors. The Fund intends initially to purchase put option spreads with respect to approximately 100% of the value of its common stock holdings. Under normal circumstances, the Fund will purchase put option spreads with respect to at least 80% of the value of its investments in equity and equity-related securities. The buying of put option spreads will reduce the Fund’s cash available for distribution from other sources, including from writing index call options.

The Fund expects to primarily use listed/exchange-traded options contracts but may also use OTC options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options purchased by the Fund will not be issued, guaranteed or cleared by any clearinghouse. OTC options may be utilized to obtain specific option pricing, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market.

In certain circumstances, the Fund may purchase put options, rather than put option spreads. Put options would provide greater downside U.S. equity market protection, but would cost more due to a lack of offsetting premium realized from writing the corresponding put option in a put option spread.

There can be no assurance that the Fund’s downside equity market protection component will be successful, and the downside equity market protection component may result in losses. See “Risk Factors.”

Option Strategy Tax Considerations	Wellington Management intends to primarily use exchange-listed options. The Fund believes such options generally will qualify for favorable tax treatment as “section 1256 contracts” under the Code and for which the Fund’s gains and losses on these exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for U.S. federal income tax purposes. However, the Fund may use options, to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Additionally, the Fund may utilize OTC options. Such options would not qualify for favorable tax treatment under the Code, and the gains or losses on such options will be treated as short-term or long-term capital gains based solely on their holding period.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the overlap between its stock holdings (and any subset thereof) and the indices on which it has outstanding option positions will be less than 70% (generally based on value) on an ongoing basis and that its option strategy will not be considered straddles under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “U.S. Federal Income Tax Matters.”

Other Investments

The foregoing policies relating to investments in equity securities and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return. The types of derivatives the Fund may invest in include, but are not limited to, the following: OTC and exchange traded derivatives, futures, forward contracts, swaps, options, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt

(“high yield” or “junk bond”) securities, fixed-income related instruments, and cash and cash equivalents. See “Investment Strategies—Additional Investment Practices.” Normally, the Fund will invest substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed-income securities, or it may hold cash. In addition, for temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

Investment Adviser and Subadviser	The Fund’s investment adviser is John Hancock Advisers, LLC, an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising Wellington Management. As of December 31, 2010, JHA and its affiliates managed approximately $34.1 billion in assets under management. JHA will also act as administrator for the Fund. JHA has engaged Wellington Management Company, LLP to serve as the Subadviser to the Fund. Wellington Management will be responsible for the day-to-day management of the Fund’s portfolio investments in the Equity Strategy and will be responsible for formulating and implementing the Option Strategy. Wellington Management is a professional investment counseling firm which provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had approximately $634.0 billion in assets under management. See “Management of the Fund—The Adviser,” and “—The Subadviser.”

Distributions	Commencing with the Fund’s first distribution, the Fund intends to make regular quarterly distributions to holders of common shares (“Common Shareholders”) sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, short-term capital gains (e.g., a portion of the premiums earned in connections with the Option Strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gains (gain from the sale of capital assets held longer than one year). The Fund’s Board of Trustees (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

To permit the Fund to maintain more stable distributions, distribution rates generally will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Dividend Reinvestment Plan	The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their net asset value. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to net asset value, the market price of the Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their net asset value, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser and Wellington Management, may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Summary of Risks

General risks	No operating history. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Investment and market risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the strategies employed by the Subadviser to manage market downside protection may not be successful. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management risk. The Fund is subject to management risk because it relies on the Adviser’s oversight and Wellington Management’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The implementation of the Equity Strategy, which consists of the selection of “sleeves” with different investment strategies, and the Option Strategy will require communications and coordination within Wellington Management, which increases the risk that the Fund’s overall investment program may not be carried out as intended. JHA will oversee and assist with the communication and coordination process by Wellington Management.

Changes in United States Law.    Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Market price of shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value may therefore be reduced.

Distribution risk. There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The quarterly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s distributions and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Distributions on the Common Shares are not fixed but are declared at the discretion of the Board.

Tax risk. To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. Returns derived from the Fund’s positions in index options will generally be treated partly as short-term and partly as long-term capital gain or loss. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. If Congress were to change or eliminate the tax treatment of options that qualify as “section 1256 contracts” under the Code, the tax efficiency of the Option Strategy would likely be adversely affected. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Recent events risk. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Market disruption risk. The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Natural disasters and adverse weather conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Interest rate risk. The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments and any fixed income investments may also be influenced by changes in interest rates. Higher yielding stocks, any fixed income investments and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Portfolio turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Wellington Management, investment considerations warrant such action. The Option Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Defensive positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Financial leverage risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by the Common Shareholders and consequently would result in a reduction of the net asset value of the Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Anti-takeover provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Hedging derivatives risk.    Other than as stated in the Option Strategy and its use of foreign currency forward contracts, the Fund does not intend to use derivatives for hedging purposes, although it has reserved the right to do so. If the Fund uses derivatives for hedging purposes, the following risks will apply. Hedging transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to the Fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The specific risks applicable to the derivatives in which the Fund may invest are described below:

•

Futures contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•

Exchange-traded options.    Liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving exchange-traded options.

•

Over-the-counter options.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving over-the-counter options.

•

Credit default swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•

Interest rate swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest rate swaps.

•

Foreign Currency Forwards.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Derivatives regulation risk.    On July 21, 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”), Title VII of which will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the Commodity Futures Trading Commission (“CFTC”) or the SEC with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e., swap dealers, security based swap dealers, major swap participants

(“MSPs”) and major security-based swap participant (“MSBSPs”)) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

The CFTC and the SEC have issued proposed regulations with quantitative tests and thresholds to determine whether an entity is an MSP or MSBSP. While it seems unlikely that the Fund would be considered an MSP or MSBSP under such proposed tests, the proposed regulations have not yet been finalized and may be subject to substantial revision in the rulemaking process. Such treatment could subject the Fund to additional capital or margin requirements relating to its derivatives activities, and to additional restrictions on those activities. If that occurs, it could have an adverse effect on the Fund’s ability to engage in the options strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, even if the Fund is not considered a MSP, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s derivatives trading strategy.

Potential conflict of interest risk. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund as well as the managers of the component strategies of the Equity Strategy (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including initial public offerings (“IPOs”), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Wellington Management. Because incentive payments paid by Wellington Management to Investment Personnel are tied to revenues earned by Wellington Management and, generally, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Equity Strategy risks	Issuer risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common stock and other equity securities risk. The Fund will invest primarily in common stocks, which represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Convertible securities risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Limitations on downside protection in declining markets.    Although the Equity Strategy will emphasize a combination of investment sleeves that seeks to limit investment losses relative to the broader equity markets during declining market circumstances, there is no assurance that this strategy will be effective. Similarly, there can be no assurance that the equity market downside protection management component of the Option Strategy will be successful. Moreover, even if the Equity Strategy is effective in limiting losses relative to broader equity markets, there is still a risk that the Equity Strategy will incur substantial losses on an absolute basis in such circumstances. For example, on a purely hypothetical basis, if broader equity markets decline by an average of 30% during a particular period and the Equity Strategy provides a negative return of 15% during such period, the Equity Strategy will have achieved its goal of significant relative downside equity market protection but will still incur significant losses. Likewise, the Option Strategy is subject to additional risks described under “—Option Strategy risks”.

Foreign investment risk. Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes, including withholding taxes, will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks.

The Fund may invest up to 30% of its total assets in the securities of foreign issuers, including those based in countries with “emerging market” economies. These securities are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

The Fund’s foreign currency holdings and/or investments in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk exists for the Fund, which may regularly invest in securities denominated in foreign currencies or enter into derivative foreign currency transactions. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Small and medium cap company risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price and net asset value may be more volatile to the extent that it invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Wellington Management believes appropriate and offer greater potential for gains and losses.

Growth investing risk. The Fund may invest substantially in stocks with “growth” characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Value investing risk.    The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Liquidity risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. For purposes of this test, the Fund generally will treat Rule 144A eligible securities as liquid pursuant to procedures adopted by the Fund. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value and market price, and at times may make the disposition of securities impracticable.

Dividend income risk. Wellington Management may not be able to anticipate the level of dividends that companies will pay in any given timeframe. Dividends on common stocks are not fixed and can vary significantly over the short term and long term. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. A change in the U.S. federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Common Shares.

Initial public offerings risk. IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the IPO. If the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Duration risk. Duration measures the expected life of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. A portfolio with negative duration generally incurs a loss when interest rates and yield fall.

Option Strategy risks

Options risk

Options risks generally.    A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Subadviser’s judgment in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. See “—Over-the-counter options risk” below. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC, a market clearinghouse, may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The value of S&P 500 and other index options is affected by changes in the value and dividend rates of the securities represented in the index, changes in interest rates, changes in the actual or perceived volatility of the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. For further description of correlation risk, see “—Risk of call options” and “—Risk of put options and put option spreads” below.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “—Over-the-counter options risk” below.

Risk of call options. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

The Fund’s earnings premium from written call options will be reduced by the amount of net premiums that the Fund pays to purchase put option spreads. As discussed above, in purchasing a put option spread the Fund will pay a higher premium for the purchased put it receives than the purchased put that it sells. Thus, there will be a net premium cost to the Fund for the put option spread transaction. This cost will reduce premium earnings on call options sold.

In the case of index options, the Fund attempts to maintain written call options positions on equity indexes whose price movements, taken in the aggregate, correlate with the price movements of some or all of the equity securities and other securities held in the Fund’s portfolio. However, the Fund will not hold stocks that replicate the indices on which it writes call options, and a substantial portion of the Fund’s holdings will normally be comprised of stocks not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gains received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement the Fund’s distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Risk of call options on individual securities.    If the Fund writes call options on individual securities, there are several risks associated with such transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If the Fund writes a covered call option on an individual security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Additionally, a reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Risk of put options and put option spreads. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot provide in advance for their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices. This risk may be mitigated by purchasing put options because the amount payable on a written put will be offset by the amounts received upon the exercise of the purchased put, so long as the purchased and sold puts have the same notional value and strike price.

As compared to purchasing a put option, the Fund’s use of put option spreads in the Option Strategy limits the amount of downside protection provided by the position to the width of the spread less net premiums paid. The economic effect of purchasing a “put option spread” will be to minimize downside risk within a certain spectrum of market decline, creating a range of protection against downside loss. However, if the equity market and subsequent index declines are greater than the range of the purchased put option spread, then the Fund will not benefit from put protection to the extent of that additional amount. Accordingly, if the applicable index declines below the exercise price of the sold put option, the Fund will bear the risk of this loss which may be substantial in sharply declining markets. Thus, a purchased put option spread will only mitigate exposure to declining markets to a limited extent defined by the width of the spread. If, at the time of contract expiration, the strike prices of both the purchased and written puts within a spread are below the then-current Index level, the Fund will incur a loss on the spread position equal to the amount by which the premiums paid for the purchased put exceed the premiums received for the sold put. In other words, it will have paid for protection from which it did not ultimately benefit. If, at the time of contract expiration, the purchased put is in-the-money but the written put is not, the Fund will receive a benefit from the position equal to the difference between the strike price on the purchased put and the then-current index level less the net premiums paid. This amount may be up to the difference in the strike prices of the purchased and sold puts less the net premiums paid. If, at the time of contract expiration, both the purchased put and the written put are in-the-money, the Fund will receive a benefit from the position equal to the difference in the strike prices of the purchased and sold puts less the net premiums paid.

Options basis risk. As noted above, the Fund will enter into put option spreads based upon the S&P 500 and/or other securities indices that may not correlate closely with the Fund’s holdings in the Equity Strategy, in particular, holdings in non-U.S. securities. In this regard, the Fund’s emphasis on downside protection in the Equity Strategy means that it will seek to make investments that will decline less in value than broad based indices in declining market circumstances. If this strategy is successful and the Fund’s holdings in the Equity Strategy decline less in value than the indices on which it purchases put option spreads, then the loss limitation will be enhanced by the lack of close correlation. On the other hand, if the negative aspect protection component of the Equity Strategy is not successful and the Fund’s holdings decline by a greater amount than the indices on which it purchases puts spreads, then the hedging effect of the put option spreads will be more limited than if the put option spreads were more closely correlated with the Fund’s holdings.

Over-the-counter options risk. The Fund may use unlisted (or OTC) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid OTC options purchased, as well as securities being used to cover certain written over-the-counter options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC or any other clearing agency. In addition, the Fund’s ability to terminate OTC options may be more limited than its ability to terminate exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Risks of writing options on securities.    As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Limitation on option writing risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

S&P 500 and other index risks. The put option spreads employed in the downside equity market protection aspect of the Option Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index, or other market indices. Net costs incurred by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of index options at the time the positions are entered into. Returns realized on the Fund’s put option spread positions over each roll cycle will be determined by the performance of the index. If the index does not depreciate sufficiently over the period to provide a benefit large enough to offset the net premium paid, the Fund will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between the written and purchased put options in the put option spread, and the notional value of the positions.

Risks of the Option Strategy on overall Fund performance in rising markets.     Although the Equity Strategy seeks broad based exposure to equity markets while emphasizing downside U.S. equity protection, the cost of maintaining the put option spread in rising markets will reduce the returns of the Equity Strategy, and could result in lower returns than other equity funds that do not employ downside protection strategies. To minimize the cost of maintaining the put option spread in changing markets (particularly rising markets) and its potential negative impact on the Fund’s total return, the Subadviser has the flexibility to change the percentage ranges that the strike prices of the puts are “out-of-the-money.” The Fund, however, intends to maintain the downside protection option strategies even during rising markets.

The earnings enhancement element of the Option Strategy also entails additional risks that could impact the Fund’s overall total return in rising markets. If the indexes on which the call options are written rise, the Fund could have to sell underlying portfolio securities to meet the cash payment due on expiration of an in-the-money call option. Such a sale could be at an inopportune time or at unattractive relative prices. Wellington Management will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums or the Equity Strategy and may be significant.

In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s total return.

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The information below is based on an offering of 14,015,000 Common Shares. These figures represent the actual size of the offering. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and will result in a reduction in the net asset value of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by Common Shareholders	0.20%	(1)(2)
Dividend Reinvestment Plan fees	None

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees	1.00%
Other expenses	0.20%	(3)

Total annual expenses	1.20%

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses	$59	$83	$110	$186

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*	The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(1)	JHA or an affiliate has agreed (i) to reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price). Based on an actual offering size of $280,300,000 (14,015,000 Common Shares), the total offering costs (other than sales loads) would be $1,518,635 ($0.11 per Common Share). The Fund would pay a maximum of $560,600 ($0.04 per Common Share) of offering costs and JHA or an affiliate would pay all offering costs in excess of $560,600 ($0.04 per Common Share), which are currently estimated to be $958,035 ($0.07 per Common Share).
(2)	JHA (and not the Fund) has agreed to pay, from its own assets, upfront structuring and syndication fees to Morgan Stanley & Co. Incorporated, an upfront structuring fee to Citigroup Global Markets Inc., an upfront structuring fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an upfront structuring fee to UBS Securities LLC and an upfront structuring fee to Wells Fargo Securities, LLC. These fees are not reflected under sales load in the table above. The Adviser intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Shares. See “Underwriters—Additional Compensation to be Paid by the Adviser.”
(3)	Estimated expenses based on the current fiscal year.

THE FUND

John Hancock Hedged Equity & Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Board”) without prior approval of the holders of the Common Shares (“Common Shareholders”). The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”).

USE OF PROCEEDS

The net proceeds of this offering of the Common Shares (the “Common Shares”) will be approximately $267,125,900 ($307,171,951 if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

INVESTMENT STRATEGIES

The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection. The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Equity Strategy

The Equity Strategy draws on a sub-set of carefully selected investment teams from within Wellington Management’s broad universe of equity portfolio management capabilities. The manager selection process emphasizes those investment teams with a philosophy and process focusing on strong relative performance in challenging markets, and includes many of Wellington Management’s thought leaders on downside risk management. Each component “sleeve” of the Equity Strategy tends to be flexible, opportunistic, and designed to seek total return and downside protection. Each has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Underlying strategies employ a range of techniques to incorporate downside protection into their portfolios and may include, but are not limited to, scenario or probability analysis, emphasis on high quality companies or attractive dividend yields, a strong sell discipline or the opportunistic use of cash in volatile markets. Investment personnel for each component “sleeve” have full discretion and responsibility for selection and portfolio construction decisions within their specific “sleeve”. In choosing prospective investments at the component level, a number of factors are analyzed, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of valuation.

The aggregate portfolio represents a wide range of investment philosophies, styles, research perspectives and market capitalizations. The goal is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors. The aggregate portfolio is not driven by a single style or philosophy. By drawing on multiple investment teams and styles, it seeks to reduce any potential biases or “factor” risk, such as growth or value, or momentum or contrarian, or market capitalization. The portfolio construction process relies on the expertise of senior portfolio managers who are supported by a dedicated team and Wellington Management’s analytical resources and risk monitoring systems. Within the Equity Strategy, the portfolio management team is responsible for selecting complementary component sleeves, monitoring the risk profile, strategically rebalancing the portfolio and maintaining consistent portfolio characteristics.

The portfolio management team combines its intimate knowledge of the underlying managers with their expertise in risk management techniques to construct a diversified portfolio of equity approaches. The portfolio is not only diversified across the traditional spectrums (e.g. style, market cap), but also across other dimensions (e.g., factor risks and processes used to obtain downside protection) to create the overall Equity Strategy. The manager selection process combines both quantitative factors (e.g., portfolio characteristics, active risk profile, alpha correlation, overlap, upside/downside capture and style analysis) with qualitative factors (e.g., uniqueness of philosophy, loss minimization mentality, conviction, knowledge of underlying manager and not benchmark driven). The combination of underlying components is designed to seek to minimize any overall systemic biases other than capital preservation orientation and to seek to create an overall portfolio with a high probability of both outperforming the broader domestic equity markets as measured by the S&P 500 Composite Stock Price Index® (the “S&P 500”) in a declining market and keeping up with the returns of such broader domestic equity markets in an advancing market.

There are a number of tools that the team employs in the portfolio construction process. In addition to the standard risk and characteristics lenses, they have created proprietary market environment models, including extreme events and stress tests which forecast how individual portfolios and the overall Equity Strategy might hold up under a myriad of scenarios. Risk is managed at the overall portfolio level and component weightings take into account each strategy’s contribution to risk at the aggregate level. While allocations tend to be strategic and will be actively managed with a long-term perspective, the portfolio will be rebalanced from time to time in order to manage overall risk. The portfolio management team determines which investment teams will manage a portion of the Fund’s assets and their weights within the overall Equity Strategy. In its discretion, the portfolio management team may vary the Fund’s allocation among the different component investment teams, and has full ability to add or remove component strategies as it sees fit.

Under normal market conditions, the Fund invests at the time of purchase at least 80% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”)), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers or indexes (including emerging market issuers or indexes).

The Fund may invest up to 30% of its total assets in the securities of foreign issuers and foreign-currency securities, including foreign currency forward contracts, the entirety of which may be invested in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Option Strategy

Earnings Enhancement.    The earnings enhancement aspect of the Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The Fund initially expects to write index call options on a substantial portion of the Fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Adviser’s and Subadviser’s assessment of market conditions and the liquidity needs of the Fund to meet quarterly distributions. Initially, the Fund anticipates writing index call options on the S&P 500 with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The Fund typically will limit notional exposure of the index call options to 40%-60% of the value of the Fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadviser may write index call options on up to 100% of the notional value of the Fund’s portfolio securities, or write index call options on a lower percentage of the Fund’s portfolio. The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the Fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadviser retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings.

The Fund’s use of written call options involves a tradeoff between the option premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise or strike price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. In rising markets or if the value of the index increases more than the value of the Fund’s portfolio securities, the Fund could have to sell portfolio securities to cash settle any in-the-money call options it wrote. To attempt to limit this risk, the Fund will have the flexibility to reduce or increase the percentage of the portfolio on which the Subadviser will write call options, the percentage range that written call strikes are “out-of-the-money” and the length of the expiration date.

The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s and the Subadviser’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. At any time, the Adviser may direct the Subadviser to modify, limit, or temporarily suspend the Fund’s use of written call options. A meaningful portion of the Fund’s stock holdings will normally consist of stocks not included in the indices on which it writes call options.

Subject to the Adviser’s oversight and direction, the Subadviser will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return. By doing so, the Subadviser will seek to manage costs and maximize potential returns associated with those options positions and to monitor their relative correlation to the underlying investments in the Fund.

Wellington Management’s process begins with analyzing the pricing of existing options in the marketplace and focusing on relative valuation imparted by volatility term structure (slope of volatility expectations across time) and volatility skew (differences in volatility assumptions for options across strike prices). With this information and consideration for short to intermediate term market return expectations, Wellington Management will seek to implement strategies that capture the highest expected return, while introducing the least amount of risk.

When call options are sold, current option market price characteristics are overlaid with market return expectations to identify call option strike prices and expiration dates that Wellington Management believes will generate the highest amount of option premium for the Fund, while introducing the least amount of potential opportunity cost. A similar process is followed when options and put option spreads are purchased, with the objective of maximizing the amount of downside protection obtained for the Fund, while minimizing the amount of net premium at risk.

In an attempt to monitor and control risk, Wellington Management calculates throughout the day, using current market prices, option exposures across several dimensions for each option position and for the entire Option Strategy. These exposures include delta (the change in the value of an option with respect to a change in the price of the underlying asset), gamma (the change in the delta of the option with respect to a change in the price of the underlying asset), theta (the change in value of an option with the passage of time) and vega (the change in the value of an option with respect to a change in the expected volatility of the underlying asset).

The Fund expects to primarily use listed/exchange-traded options contracts but may also use OTC options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund will not be issued, guaranteed or cleared by any clearinghouse. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market.

The transaction costs of buying and selling options consist primarily of the bid-ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.

Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.

As noted above, Wellington Management intends to sell call options on “broad-based” equity indices, primarily on the S&P 500. The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products, or on individual stock holdings of the Fund. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

Wellington Management will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement the Fund’s distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurances that the Fund’s earnings enhancement component will be successful, and the earnings enhancement component may result in losses. The earnings enhancement component also may trigger the need to sell portfolio securities to meet the need to cash settle “in-the-money” options, particularly in rising markets.

Downside Equity Market Protection.    The Fund will seek to provide downside equity market protection by purchasing a series of S&P 500 put option spread transactions (defined below). The Fund will employ an actively managed approach that seeks to reduce the cost of protection by taking advantage of the general imbalance of natural buyers of “out-of-the-money” stock index put options over natural sellers, which results in excess premium for these options. The strategy also seeks to mitigate cost by purchasing option “spreads,” rather than standalone options, and attempts to mitigate counterparty risk by generally utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse.

A purchased put option spread transaction (“put option spread”) consists of purchasing put options on an instrument and selling an equal number of put options on the same instrument at a lower exercise price. The Fund will generally purchase S&P 500 put option spreads that are “out-of-the-money” (i.e., the exercise price of put options purchased and sold generally will be below the current level of the index when written). The Subadviser retains the discretion to purchase put option spreads on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings at the time. Initially, it is anticipated that the Fund will purchase put option spreads by (i) purchasing put options with strike prices of approximately 8%-12% below the then-current market value of the S&P 500, (ii) while writing put options at approximately 18%-25% below the then-current market value of the S&P 500. After the Fund begins operations, the Subadviser may purchase or write put options outside of these ranges depending on its assessment of market circumstances and other factors.

The economic effect of purchasing a put option spread will be to reduce downside risk within a defined spectrum of potential declines in the reference index, creating a “range of protection” against such risks. However, if the reference index declines by an amount in excess of that range, then the Fund will not benefit from put protection to the extent of those additional declines. Also, the cost of maintaining the put option spread in rising markets will reduce the Fund’s returns, and could result in lower returns than other equity funds without downside protection strategies in rising markets. To reduce the cost of maintaining the put option spread for downside protection in rising markets, the Subadviser can change the typical percentage range by which the strike prices of both the purchased and written puts are “out-of-the-money” and buy and sell put options with different expiration dates. The Fund, however, intends to maintain a downside protection strategy even during rising markets.

If, at the time of contract expiration, the strike prices of both the purchased and written puts within a spread are below the then-current S&P 500 level, the Fund will incur a loss on the spread position equal to the amount by which the initial premiums paid for the purchased put exceed the premiums received for the sold put. In other words, it will have paid for protection from which it did not ultimately benefit. If, at the time of contract expiration, the purchased put is in-the-money but the written put is not, the Fund will receive a benefit from the position equal to the difference between the strike price on the purchased put and the then-current index level less the net premiums paid. This amount may be up to the difference in the strike prices of the purchased and sold puts less the net premiums paid. If, at the time of contract expiration, both the purchased put and the written put are in-the-money, the Fund will receive a benefit from the position equal to the difference in the strike prices of the purchased and sold puts less the net premiums paid.

The chart below illustrates an example of how the put option spread would operate during different S&P 500 trading ranges. In this example, with the S&P 500 trading at 1000, the Fund purchases 900 strike put option contracts, expiring in one year for a cost of 80 and sells an equal number of 800 strike put option contracts, expiring in one year, for a price of 50, resulting in a net initial premium paid of 30. If at expiration of the contracts:

(1)	The S&P 500 is trading at 900 or higher, the Fund will have incurred a loss of 30.

(2)	The S&P 500 is trading at 850, the Fund will receive a settlement payment of 50 on the long put position (in-the-money amount of the 900 strike put), resulting in a net profit of 20 (settlement value less initial net premium).

(3)	The S&P 500 is trading at 750, the Fund will receive a settlement payment of 150 on the long put position and make a settlement payment of 50 on the short put position, resulting in a net payment received of 100 and resulting in a net profit of 70.

This chart is provided purely for illustrative purposes, is hypothetical and does not represent any actual transaction or strategy of the Fund or actual investment results. There is no guarantee that the Fund will enter into put option spread transactions that will result in gains to the Fund.

Purchasing put option spreads differs from purchasing stand-alone equivalent puts in that (a) the upfront cost of purchasing put option spreads is lower than a stand-alone equivalent, due to the proceeds generated from the sale of further out-of-the-money puts, and (b) the potential gain on the put option spread is subject to a cap defined by the difference in exercise price of the purchased and written put option positions. Accordingly, the protection provided by put option spreads is limited to the “width” of the spreads described immediately below. If the index declines by more than this amount, such additional decline is not hedged by the put option spread.

Amounts by which purchased put options are out-of-the-money may differ, as may the “width” (i.e., the difference between exercise prices of the purchased and written option components of each spread) and notional value of the put option spread positions. The Fund seeks to maintain over time a consistent hedging of equity market exposure in the U.S. equity index put option spread positions it purchases. The Fund expects to purchase put option spreads that are more out-of-the-money during periods in which option valuations reflect higher market volatility levels, and less out-of-the-money when implied volatilities are lower. The width and notional value of each put option spread will normally be set to maximize potential net settlement proceeds while limiting the premiums paid on the position over its roll cycle. Typically, wider widths will result in greater protection from equity market downside for the Fund, set-off by higher premiums charged to the Fund, while narrower widths will result in less protection from equity market downside for the Fund, set-off by lower premiums charged to the Fund.

In implementing the downside equity market protection part of its Option Strategy, the Fund generally intends to enter into purchased put option spreads that primarily have a maturity of approximately one year. For each put option spread, the Fund typically intends to purchase S&P 500 puts and write S&P 500 puts with substantially equivalent notional values and identical expiration dates. The Fund will determine the number and composition of the put option spreads based largely on the market exposures and anticipated net hedging benefits of such positions. Under normal circumstances, the Fund intends to limit its maximum notional exposure of put protection to 100%. The loss potential realizable for each put option spread is the net premium paid if the spread expires out of the money. The Fund typically will hold its option spread positions for a period of 9-15 months, however, the decision of when to write puts will be at the discretion of the Subadviser. In certain circumstances, the Fund may trade out of its index option spread positions intra-year to lock in a gain, realize profits or to limit risk. To reduce the cost of this strategy under certain circumstances, including rising markets, the Subadviser can vary the percentage range that strike prices are out-of-the-money and stagger the expiration dates.

The Fund generally intends to buy put option spreads on broad-based stock indices that the Subadviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Subadviser will consider the price and liquidity of the available put options spreads in making this determination. The Fund intends initially to buy put option spreads primarily on the S&P 500. It is expected that initially the put option spreads held by the Fund will be approximately 100% based on the S&P 500, due to the expected liquidity of exchange-traded S&P 500 options and the anticipated character of the Fund’s initial stock holdings. The Fund may also eventually buy put option spreads on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put option spreads may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Subadviser’s evaluation of equity market conditions and other factors. The Fund intends initially to purchase put option spreads with respect to approximately 100% of the value of its common stock holdings. Under normal circumstances, the Fund will purchase put option spreads with respect to at least 80% of the value of its investments in equity and equity-related securities. The buying of put option spreads will reduce the Fund’s cash available for distribution from other sources, including from writing index call options.

The Fund expects to primarily use listed/exchange-traded options contracts but may also use OTC options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options purchased by the Fund will not be issued, guaranteed or cleared by any clearinghouse. OTC options may be utilized to obtain specific option pricing, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market.

In certain circumstances, the Fund may purchase put options, rather than put option spreads. Put options would provide greater downside U.S. equity market protection, but would cost more due to a lack of offsetting premium realized from writing the corresponding put option in a put option spread.

There can be no assurance that the Fund’s downside equity market protection component will be successful, and the downside equity market protection component may result in losses. See “Risk Factors.”

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

The index sponsors do not guarantee the accuracy and/or uninterrupted calculation of the indices or any data included therein. The index sponsors make no warranty, express or implied, as to results to be obtained by the Fund, the Common Shareholders or any other person or entity from the use of the indices in the Fund’s options writing program. In publishing the indices, the index sponsors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall an index sponsor have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

Option Strategy Tax Considerations

Wellington Management intends to primarily use exchange-listed options. The Fund believes such options generally will qualify for favorable tax treatment as “section 1256 contracts” under the Code and for which the Fund’s gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for U.S. federal income tax purposes. However, the Fund may use options, to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Additionally, the Fund may utilize OTC options. Such options would not qualify for favorable tax treatment under the Code, and the gains or losses on such options will be treated as short-term or long-term capital gains based solely on their holding period.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the overlap between its stock holdings (and any subset thereof) and the indices on which it has outstanding option positions will be less than 70% (generally based on value) on an ongoing basis and that its option strategy will not be considered straddles under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “U.S. Federal Income Tax Matters.”

Other Investments

The foregoing policies relating to investments in equity securities and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return. The types of derivatives the Fund may invest in include, but are not limited to, the following: OTC and exchange traded derivatives, futures, forward contracts, swaps, options, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt (“high yield” or “junk bond”) securities, fixed-income related instruments, and cash and cash equivalents. See “Investment Strategies—Additional Investment Practices.” Normally, the Fund will invest substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed-income securities, or it may hold cash. In addition, for temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

Portfolio Investments

Equity Strategy

Common stocks

The Fund will invest primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign securities

The Fund anticipates investing up to 30% of its total assets in securities of non-U.S. issuers. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in Wellington Management misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities) and ETFs as described below.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not passthrough voting or other shareholder rights, and may be less liquid. Less information is normally available on unsponsored receipts.

Emerging markets

The Fund may invest in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and enforcement of existing regulations may be limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

Convertible securities

The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

Preferred stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is often contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments, but in certain cases may gain voting or other rights should missed payments persist. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Wellington Management would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection during which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. For the Fund to receive tax-advantaged dividend income on preferred shares, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 90 days during the associated 180-day period. In addition, as is the case for common shares the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Common Shareholder’s investment in the Fund as discussed herein.

Real estate investment trusts

Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.

Initial public offerings

The Fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of the Fund based on the size of its asset base.

The impact of IPOs on the Fund’s performance may decrease as its asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Option Strategy

Index options generally

The Fund will pursue its objective in part by writing (selling) stock index call options with respect to a significant portion of its common stock portfolio value and by purchasing stock index put option spreads with respect to a significant portion of its common stock portfolio. The Fund generally intends to use options that are exchange-listed and “European style,” meaning that the options may be exercised only on the expiration date of the option. Index call options differ from options on individual securities in that index call options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

U.S. listed options contracts are originated and standardized by the OCC. Currently, U.S. listed index options are available on approximately 89 indexes, with new listings added periodically. In the United States, the Fund generally intends to use options that are issued, guaranteed and cleared by the OCC. The Fund may also use options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC, including OTC options. Wellington Management believes that there exists sufficient liquidity in the index options markets to fulfill the Fund’s requirements to implement its strategy.

To implement its options program most effectively, the Fund may use options that trade in OTC markets. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in index option transactions in these markets, the Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Selling call options

The earnings enhancement aspect of the Option Strategy will be used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. The Option Strategy is of a hedging nature, and is not designed to speculate on equity market performance.

As the seller of call options, the Fund will receive cash (the premium) from the purchasers thereof. The purchaser of a call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale.

Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. The Fund may from time to time also sell in-the-money options (i.e., with an exercise price that is below the current cash value of the index), when Wellington Management believes that the in-the-money options are appropriate, based on market conditions and other factors. The Fund may also sell call options that are more substantially out-of-the-money. Such options that are more substantially out-of-the-money provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly out-of-the-money. When it writes call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, a call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the call option.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution by the Fund to Common Shareholders. In rising equity markets the reduction in net option premiums due to the cost of closing out the position with an offsetting purchase should generally be offset, at least in part, by appreciation in the value of common stocks held and by the opportunity to realize higher premium income from selling new index options at higher exercise prices in relation to the underlying index value.

In certain extraordinary market circumstances, to limit the risk of loss on the Fund’s call options, the Fund may enter into “spread” transactions by purchasing call options with higher exercise prices than those of call options written. The Fund will only engage in such transactions when Wellington Management believes that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances, the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund’s options activity.

The Fund will sell only “covered” call options. A call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the exercise date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of repurchasing the option is less than the premium received from writing the option and a capital loss if the cost of repurchasing the option is more than the premium received.

For index options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

Positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code, such as options on ETFs, generally are treated as equity options governed by Section 1234 of the Code. Pursuant to Code Section 1234, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an initially equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to option premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Option Strategy will vary depending on market circumstances and other factors.

Purchasing put options and put option spreads

The Fund will purchase put option spreads as part of its Option Strategy. A purchased put option spread transaction (“put option spread”) consists of purchasing put options on an instrument and selling an equal number of put options on the same instrument at a lower exercise price.

The economic effect of purchasing a put option spread will be to minimize downside risk within a certain spectrum of market decline, creating a “range of protection” against such risks. However, if the equity market and subsequent index declines are greater than the range of the purchased put option spread, then the Fund will not benefit from put protection to the extent of that additional amount. Also, the cost of maintaining the put option spread in rising markets will reduce the Fund’s returns, and could result in lower returns than other equity funds without a downside protection strategies in rising markets. To reduce the cost of maintaining the put option spread for downside protection in rising markets, the Subadviser can change the percentage that the strike prices are “out-of-the-money” and buy and sell put options with different expiration dates. The Fund, however, intends to maintain a downside protection strategy even during rising markets.

If, at the time of contract expiration, the strike prices of both the purchased and written puts within a spread are below the then-current S&P 500 level, the Fund will incur a loss on the spread position equal to the amount by which the initial premiums paid for the purchased put exceed the premiums received for the sold put. In other words, it will have paid for protection from which it did not ultimately benefit. If, at the time of contract expiration, the purchased put is in-the-money but the written put is not, the Fund will receive a benefit from the position equal to the difference between the strike price on the purchased put and the then-current index level less the net premiums paid. This amount may be up to the difference in the strike prices of the purchased and sold puts less the net premiums paid. If, at the time of contract expiration, both the purchased put and the written put are in-the-money, the Fund will receive a benefit from the position equal to the difference in the strike prices of the purchased and sold puts less the net premiums paid.

Purchasing put option spreads differs from purchasing stand-alone equivalent puts in that (a) the upfront cost of purchasing put option spread options is lower than a stand-alone equivalent, due to the proceeds generated from the sale of further out-of-the-money puts, and (b) the potential gain on the put option spread is subject to a cap defined by the difference in exercise price of the purchased and written put option positions. Accordingly, the protection provided by put option spreads is limited to the “width” of the spreads described immediately below. If the index declines by more than this amount, such additional decline is not hedged by the put option spread.

Amounts by which purchased put options are out-of-the-money may differ, as may the “width” (i.e., the difference between exercise prices of the purchased and written option components of each spread) and notional value of the put option spread positions. The Fund seeks to maintain over time a consistent hedging of equity market exposure, in the put option spread positions it purchases. The Fund expects to purchase put option spreads more out-of-the-money during periods in which option valuations reflect higher market volatility levels, and less out-of-the-money when implied volatilities are lower. The width and notional value of each put option spread will normally be set to maximize potential net settlement proceeds while limiting the premiums paid on the position over its roll cycle. Typically, wider widths will result in greater protection from equity market downside for the Fund, set-off by higher premiums charged to the Fund; while narrower widths will result in less protection from equity market downside for the Fund, set-off by lower premiums charged to the Fund.

In implementing the downside equity market protection part of its Option Strategy, the Fund generally intends to enter into purchased U.S. equity put option spreads that primarily have a maturity of approximately one year. For each put option spread, the Fund typically intends to purchase S&P 500 puts and write S&P 500 puts with substantially equivalent notional values and identical expiration dates. The Fund will determine the number and composition of the put option spreads based largely on the market exposures and anticipated net hedging benefits of such positions. Under normal circumstances, the Fund intends to limit its maximum notional exposure of put protection to 100%. The loss potentially realizable for each put option spread is the net premium paid if the spread expires out of the money. The Fund typically will hold its option spread positions and will not trade those options actively In certain circumstances, the Fund may trade out of its index option spread positions intra-year to lock in a gain, realize profits or to limit risk. To reduce the cost of this strategy under certain circumstances, including rising markets, the Subadviser can vary the percentage range that strike prices are out-of-the-money and stagger the expiration dates.

The Fund generally intends to buy put option spreads on broad-based stock indices that the Subadviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Subadviser will consider the price and liquidity of the available put options spreads in making this determination. The Fund intends initially to buy put option spreads primarily on the S&P 500. It is expected that the put option spreads held by the Fund initially will be approximately 100% based on the S&P 500, due to the expected liquidity of exchange-traded S&P 500 options and consistent with the anticipated character of the Fund’s initial stock holdings. The Fund may also eventually buy put option spreads on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put option spreads may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Subadviser’s evaluation of equity market conditions and other factors. The Fund intends initially to purchase put option spreads with respect to approximately 100% of the value of its common stock holdings. Under normal circumstances, the Fund will purchase put option spreads with respect to at least 80% of the value of its investments in equity and equity-related securities. The buying of put option spreads will reduce the Fund’s cash available for distribution from other sources, including from writing index options.

The Fund expects to primarily use listed/exchange-traded options contracts but may also use OTC options. Listed options contracts are typically originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options purchased by the Fund will not be issued, guaranteed or cleared by any clearinghouse. OTC options may be utilized to obtain specific option pricing or expiration dates.

In certain circumstances, the Fund may purchase put options, rather than put option spreads. Put options would provide greater downside equity market protection, but would cost more due to a lack of offsetting premium realized from writing the corresponding put option in a put option spread.

Additional Investment Practices

In addition to its primary investment strategies described above, the Fund may engage to a limited extent in the following investment practices.

Derivatives

Other than in connection with the Option Strategy and use of foreign currency forwards, the Fund does not initially expect to, but reserves the flexibility to, use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, selling call and buying put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. It is not anticipated that such use of derivatives for hedging purposes, other than in connection with the Option Strategy and use of foreign currency forwards, will constitute a significant portion of the Fund’s investment activity and therefore such use is not considered to be one of the Fund’s principal investment strategies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions, such as swaps, caps, floors or collars. The Fund also may invest in interest and credit derivatives, including but not limited to, OTC and exchange traded derivatives, futures, forward contracts, swaps, options, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products. The Fund also may enter into derivative instruments or transactions that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Adviser’s or Wellington Management’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.

Debt securities

The Fund may invest to a limited extent in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Fund may invest in debt securities of below investment grade quality, commonly known as “junk bonds,” which are considered to be predominantly speculative in nature because of the credit risk of the issuers. Income payments on debt securities received by the Fund will be fully taxable as ordinary income. To the extent the Fund invests in debt securities such investments will not be eligible for favorable tax treatment. Prices of bonds tend to move inversely with changes in interest rates. Some bonds give the issuer the option to call (redeem) the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might not benefit from any increase in value as a result of declining interest rates. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall. The Fund’s investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate.

Exchange traded funds

The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Other investment companies

The Fund may invest in securities of open- or other closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors—Financial Leverage Risk.” The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid securities

Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Fund may invest up to 15% of the value of its net assets in illiquid securities. For purposes of this test, the Fund generally will treat Rule 144A eligible securities as liquid pursuant to procedures adopted by the Fund.

Other investments

The Fund may use a variety of other investment instruments in pursuing its investment programs. The investments of the Fund may include sovereign debt, options on foreign currencies and forward foreign currency contracts.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Borrowing

The Fund has no current intention to borrow for investment purposes or to issue preferred shares. However, it may borrow from banks for temporary, extraordinary or emergency purposes. Further, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowing, including the issuance of debt securities, to the extent permitted by the 1940 Act.

Portfolio turnover

The Equity Strategy is focused on the investment “sleeves.” Transactions in these sleeves may sometimes result in short-term trading, and securities may be sold without regard to the length of time held when, in the opinion of Wellington Management, investment considerations warrant such action. The Option Strategy may result in higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations under index options contracts. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. It is expected that the annual portfolio turnover rate of the Fund will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for certain advantageous U.S. federal tax rates. See “U.S. Federal Income Tax Matters.”

Lending of portfolio securities

The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury bills or other collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive a portion of the investment return on the collateral.

The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, under such circumstances, the Fund may not be able to recover securities loaned. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets. Compensation received by the Fund in connection with securities lending activities will not constitute tax-advantaged qualified dividend income.

Defensive positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.

Foreign currency transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may (but is not required to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when Wellington Management deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

Additionally, when Wellington Management believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Wellington Management determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund’s foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

RISK FACTORS

General risks

No operating history

The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Investment and market risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the strategies employed by the Subadviser to manage market downside protection may not be successful. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management risk

The Fund is subject to management risk because it relies on the Adviser’s oversight and Wellington Management’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadviser’s securities and options selections and other investment decisions, including with respect to managing equity market downside protection, might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The implementation of the Equity Strategy, which consists of the selection of “sleeves” with different investment strategies, and the Option Strategy will require communications and coordination within Wellington Management, which increases the risk that the Fund’s overall investment program may not be carried out as intended. JHA will oversee and assist with the communication and coordination process by Wellington Management.

Changes in United States Law

Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Market price of shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their Common Shares below net asset value may therefore be reduced.

Distribution risk

There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at initial levels or increase over time. The quarterly distributions shareholders are expected to receive from the Fund will be derived from the Fund’s distributions and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Distributions on the Common Shares are not fixed but are declared at the discretion of the Board.

Tax risk

To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. Returns derived from the Fund’s positions in index options will generally be treated partly as short-term and partly as long-term capital gain or loss. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. If Congress were to change or eliminate the tax treatment of options that qualify as “section 1256 contracts” under the Code, the tax efficiency of the Option Strategy would likely be adversely affected. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Recent events risk

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Market disruption risk

The wars in Afghanistan, Iraq, Libya and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Natural disasters and adverse weather conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Interest rate risk

The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments and any fixed income investments may also be influenced by changes in interest rates. Higher yielding stocks, any fixed income investments and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Portfolio turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Wellington Management, investment considerations warrant such action. The Option Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Defensive positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Financial leverage risk

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by the Common Shareholders and consequently would result in a reduction of the net asset value of the Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Anti-takeover provisions

The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Hedging derivatives risk

Other than as stated in the Option Strategy and its use of foreign currency forward contracts, the Fund does not intend to use derivatives for hedging purposes, although it has reserved the right to do so. If the Fund uses derivatives for hedging purposes, the following risks will apply. Hedging transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to the Fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The specific risks applicable to the derivatives in which the Fund may invest are described below:

•

Futures contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•

Exchange-traded options.    Liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving exchange-traded options.

•

Over-the-counter options.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving over-the-counter options.

•

Credit default swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•

Interest rate swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest rate swaps.

•

Foreign Currency Forwards.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Derivatives regulation risk

On July 21, 2010, Congress enacted the Act, Title VII of which will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage. The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the CFTC or the SEC with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e., swap dealers, security based swap dealers, MSPs and MSBSPs) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

The CFTC and the SEC have issued proposed regulations with quantitative tests and thresholds to determine whether an entity is an MSP or MSBSP. While it seems unlikely that the Fund would be considered an MSP or MSBSP under such proposed tests, the proposed regulations have not yet been finalized and may be subject to substantial revision in the rulemaking process. Such treatment could subject the Fund to additional capital or margin requirements relating to its derivatives activities, and to additional restrictions on those activities. If that occurs, it could have an adverse effect on the Fund’s ability to engage in the options strategies described in this Prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund’s investment strategies. In addition, even if the Fund is not considered a MSP, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund’s derivatives trading strategy.

Potential conflict of interest risk

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Investment Personnel generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Wellington Management. Because incentive payments paid by Wellington Management to Investment Personnel are tied to revenues earned by Wellington Management and, generally, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Equity Strategy risks

Issuer risk

The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common stock and other equity securities risk

The Fund will invest primarily in common stocks, which represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Limitations on downside protection in declining markets

Although the Equity Strategy will emphasize a combination of investment sleeves that seeks to limit investment losses relative to the broader equity markets during declining market circumstances, there is no assurance that this strategy will be effective. Similarly, there can be no assurance that the equity market downside risk management component of the Option Strategy will be successful. Moreover, even if the Equity Strategy is effective in limiting losses relative to broader equity markets, there is still a risk that the Equity Strategy will incur substantial losses on an absolute basis in such circumstances. For example, on a purely hypothetical basis, if broader equity markets decline by an average of 30% during a particular period and the Equity Strategy provides a negative return of 15% during such period, the Equity Strategy will have achieved its goal of significant relative downside equity market protection but will still incur significant losses. Likewise, the Option Strategy is subject to additional risks described under “—Option Strategy risks”.

Foreign investment risk

Funds that invest in securities of companies located in foreign countries or in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes, including withholding taxes, will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks.

The Fund may invest up to 30% of its total assets in the securities of foreign issuers, including those based in countries with “emerging market” economies. These securities are subject to greater levels of foreign investment risk than securities of issuers in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

The Fund’s foreign currency holdings and/or investments in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk exists for the Fund, which may regularly invest in securities denominated in foreign currencies or enter into derivative foreign currency transactions. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Small and medium cap company risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price and net asset value may be more volatile to the extent that it invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Wellington Management believes appropriate and offer greater potential for gains and losses.

Growth investing risk

The Fund may invest substantially in stocks with “growth” characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Value investing risk

The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Liquidity risk

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. For purposes of this test, the Fund generally will treat Rule 144A eligible securities as liquid pursuant to procedures adopted by the Fund. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value and market price, and at times may make the disposition of securities impracticable.

Dividend income risk

Wellington Management may not be able to anticipate the level of dividends that companies will pay in any given timeframe. Dividends on common stocks are not fixed and can vary significantly over the short term and long term. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. A change in the U.S. federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Common Shares.

Initial public offerings risk

IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the IPO. If the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Duration risk

Duration measures the expected life of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. A portfolio with negative duration generally incurs a loss when interest rates and yield fall.

Option Strategy risks

Options risk

Options risks generally

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Subadviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. See “—Over-the-counter options risk” below. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC, a market clearinghouse, may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The value of S&P 500 and other index options is affected by changes in the value and dividend rates of the securities represented in the index, changes in interest rates, changes in the actual or perceived volatility of the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. For further description of correlation risk, see “—Risk of call options” and “—Risk of put options and put option spreads” below.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “—Over-the-counter options risk” below.

Risk of call options

The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

The Fund’s earnings premium from written call options will be reduced by the amount of net premiums that the Fund pays to purchase put option spreads. As discussed above, in purchasing a put option spread the Fund will pay a higher premium for the purchased put it receives than the purchased put that it sells. Thus, there will be a net premium cost to the Fund for the put option spread transaction. This cost will reduce premium earnings on call options sold.

In the case of index options, the Fund attempts to maintain written call options positions on equity indexes whose price movements, taken in the aggregate, correlate with the price movements of some or all of the equity securities and other securities held in the Fund’s portfolio. However, the Fund will not hold stocks that replicate the indices on which it writes call options, and a substantial portion of the Fund’s holdings will normally be comprised of stocks not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gains received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement the Fund’s distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Risk of call options on individual securities

If the Fund writes call options on individual securities, there are several risks associated with such transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If the Fund writes a covered call option on an individual security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Additionally, a reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Risk of put options and put option spreads

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot provide in advance for their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices. This risk may be mitigated by purchasing put options because the amount payable on a written put will be offset by the amounts received upon the exercise of the purchased put, so long as the purchased and sold puts have the same notional value and strike price.

As compared to purchasing a put option, the Fund’s use of put option spreads in the Option Strategy limits the amount of downside protection provided by the position to the width of the spread less net premiums paid. The economic effect of purchasing a “put option spread” will be to minimize downside risk within a certain spectrum of market decline, creating a range of protection against downside loss. However, if the equity market and subsequent index declines are greater than the range of the purchased put option spread, then the Fund will not benefit from put protection to the extent of that additional amount. Accordingly, if the applicable index declines below the exercise price of the sold put option, the Fund will bear the risk of this loss which may be substantial in sharply declining markets. Thus, a purchased put option spread will only mitigate exposure to declining markets to a limited extent defined by the width of the spread. If, at the time of contract expiration, the strike prices of both the purchased and written puts within a spread are below the then-current Index level, the Fund will incur a loss on the spread position equal to the amount by which the premiums paid for the purchased put exceed the premiums received for the sold put. In other words, it will have paid for protection from which it did not ultimately benefit. If, at the time of contract expiration, the purchased put is in-the-money but the written put is not, the Fund will receive a benefit from the position equal to the difference between the strike price on the purchased put and the then-current index level less the net premiums paid. This amount may be up to the difference in the strike prices of the purchased and sold puts less the net premiums paid. If, at the time of contract expiration, both the purchased put and the written put are in-the-money, the Fund will receive a benefit from the position equal to the difference in the strike prices of the purchased and sold puts less the net premiums paid.

Options basis risk

As noted above, the Fund will enter into put option spreads based upon the S&P 500 and/or other securities indices that may not correlate closely with the Fund’s holdings in the Equity Strategy, in particular, holdings in non-U.S. securities. In this regard, the Fund’s emphasis on downside protection in the Equity Strategy means that it will seek to make investments that will decline less in value than broad based indices in declining market circumstances. If this strategy is successful and the Fund’s holdings in the Equity Strategy decline less in value than the indices on which it purchases put option spreads, then the loss limitation will be enhanced by the lack of close correlation. On the other hand, if the negative aspect protection component of the Equity Strategy is not successful and the Fund’s holdings decline by a greater amount than the indices on which it purchases puts spreads, then the hedging effect of the put option spreads will be more limited than if the put option spreads were more closely correlated with the Fund’s holdings.

Over-the-counter options risk

The Fund may use unlisted (or OTC) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid OTC options purchased, as well as securities being used to cover certain written over-the-counter options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC or any other clearing agency. In addition, the Fund’s ability to terminate OTC options may be more limited than its ability to terminate exchange-

traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Risks of writing options on securities

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Limitation on option writing risk

The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

S&P 500 and other index risks

The put option spreads employed in the downside equity market protection aspect of the Option Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index, or other market indices. Net costs incurred by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of index options at the time the positions are entered into. Returns realized on the Fund’s put option spread positions over each roll cycle will be determined by the performance of the index. If the index does not depreciate sufficiently over the period to provide a benefit large enough to offset the net premium paid, the Fund will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between the written and purchased put options in the put option spread, and the notional value of the positions.

Risks of the Option Strategy on overall Fund performance in rising markets

Although the Equity Strategy seeks broad based exposure to equity markets while emphasizing downside U.S. equity protection, the cost of maintaining the put option spread in rising markets will reduce the returns of the Equity Strategy, and could result in lower returns than other equity funds that do not employ downside protection strategies. To minimize the cost of maintaining the put option spread in changing markets (particularly rising markets) and its potential negative impact on the Fund’s total return, the Subadviser has the flexibility to change the percentage ranges that the strike prices of the puts are “out-of-the-money.” The Fund, however, intends to maintain the downside protection option strategies even during rising markets.

The earnings enhancement element of the Option Strategy also entails additional risks that could impact the Fund’s overall total return in rising markets. If the indexes on which the call options are written rise, the Fund could have to sell underlying portfolio securities to meet the cash payment due on expiration of an in-the-money call option. Such a sale could be at an inopportune time or at unattractive relative prices. Wellington Management will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums or the Equity Strategy and may be significant.

In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s total return.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the Fund, including supervision of the duties performed by the Adviser and Wellington Management, is the responsibility of the Board, under the law of The Commonwealth of Massachusetts and the 1940 Act. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser and Subadviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and Officers” in the SAI.

The Adviser

John Hancock Advisers, LLC is the Fund’s investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or “MFC”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$475 billion (U.S.$478 billion) as of December 31, 2010.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, the NYSE and the Pacific Stock Exchange and under “945” on the Stock Exchange of Hong Kong. Information regarding Manulife Financial can be found at www.manulife.com.

JHA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports. As of December 31, 2010, the Adviser and its affiliates managed approximately $34.1 billion in assets. The Adviser has been managing closed-end funds since 1971.

Advisory Agreement.    Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Wellington Management to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Wellington Management. In this connection, the Adviser monitors Wellington Management’s management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, reviews Wellington Management’s performance and reports periodically on such performance to the Board.

In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Subadvisory Agreement, gross assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Fund or the Adviser may terminate the Advisory Agreement at any time without penalty on 60 days’ written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.

Service Agreement.    The Fund operates under a Service Agreement with JHA, under which JHA provides “Non-Advisory Services” that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.

The Service Agreement will continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Service Agreement at any time without penalty on 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The Subadviser

Wellington Management serves as the subadviser of the Fund. Wellington Management will be responsible for the day-to-day management of the Fund’s portfolio investments in the Equity Strategy and will be responsible for formulating and implementing the Option Strategy. Wellington Management is a professional investment counseling firm which provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had approximately $634.0 billion in assets under management.

A discussion regarding the basis for the Board approval of the Advisory Agreement, the Service Agreement and the Subadvisory Agreement will be available in the Fund’s annual report for the period ended October 31, 2010.

The Fund, the Adviser and Wellington Management have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit the Adviser and Wellington Management personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Portfolio Managers

Wellington Management

Wellington Management will be responsible for the day-to-day management of the Fund’s portfolio investments in the Equity Strategy and will be responsible for formulating and implementing the Option Strategy. The Fund is managed by a team of portfolio managers at Wellington Management which is led by:

Kent M. Stahl, CFA.    Senior Vice President and Director of Investments and Risk Management of Wellington Management, has served as Portfolio Manager of the Fund since its inception. Mr. Stahl joined Wellington Management as an investment professional in 1998.

Gregg R. Thomas, CFA.    Vice President and Director of Risk Management of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception. Mr. Thomas joined the firm in 2001 and has been an investment professional since 2004.

Mr. Stahl and Mr. Thomas are responsible for selecting the underlying strategies to be included in the Fund’s portfolio and implementing the option overlay strategy. They are also responsible for risk management with respect to all strategies. The strategy of each component “sleeve” is managed by Wellington Management investment professionals responsible for the strategy.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 02111, is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s net asset value.

Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value per Common Share (the “NAV”) is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s pricing committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed by the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

DISTRIBUTION POLICY

Commencing with the Fund’s first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, short-term capital gain (for example, a portion of the premiums earned in connection with the Option Strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings, but represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year).

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Board has approved a managed distribution plan for the Fund. The managed distribution plan will be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains and/or return of capital as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year).

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions declared in cash are automatically reinvested by Mellon Bank, N.A., as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Common Shares. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who own at least one full Common Share of the Fund are entitled to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend-paying agent. Shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains declared in cash by sending written instructions to the Plan Agent, as dividend-paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gains distribution (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the Common Shares is equal to or less than the market price per Common Share as determined on the payment date (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the higher of the net asset value per share on the date the shares are issued or 95% of the market price per share on such date. If on the dividend payment date the net asset value per share is greater than the market price (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount (less a pro-rata share of any brokerage commissions) in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent will be purchasing shares shortly after the payment date of the dividend and in no event later than the day preceding the next ex-dividend date, except where temporary curtailment or suspension of purchase is necessary to comply with the federal securities laws (“last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next ex-dividend date.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account within 60 days, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividend and capital gains distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price of the Common Shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price is below the net asset value, participants receive distributions of Common Shares with a net asset value greater than the value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value. Shareholders may buy additional Common Shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per Common Share brokerage trading fee for each order. Purchases of additional Common Shares will be made on the open market.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P. O. Box 358035, Pittsburgh, PA 15252-8035.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

For index options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

Positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code, such as options on ETFs, generally are treated as equity options governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose under applicable Treasury Regulations because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding option positions. Also, the Fund expects that the index option spreads it enters into will generally not be subject to tax treatment as straddles because the offsetting positions will consist of “Section 1256 Contracts.” Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply to taxable years beginning before January 1, 2013. Thereafter, all of the Fund’s distributions are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions), increasing to 20% for taxable years beginning after December 31, 2012. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is currently scheduled to increase to 20% for tax years beginning after December 31, 2012. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect), and is currently scheduled to expire for tax years beginning after December 31, 2012. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions (other than capital gain dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in Common Shares.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on July 14, 2010 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Credit Facility

The Fund has no current intention to utilize leverage through borrowing. However, in the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

Repurchase of Shares and Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Wellington Management, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their net asset value.

In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser and Wellington Management, from time to time may review the possible actions to reduce any such discount.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated	2,630,000
Citigroup Global Markets Inc.	3,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated	3,450,000
UBS Securities LLC	1,435,000
Wells Fargo Securities, LLC	1,575,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	22,000
J.J.B. Hilliard, W.L. Lyons, LLC	35,000
Janney Montgomery Scott LLC	145,000
Ladenburg Thalmann & Co. Inc.	255,000
Maxim Group LLC	50,000
RBC Capital Markets LLC	565,000
Stifel Nicolaus & Company, Incorporated	105,000
Wedbush Securities Inc.	150,000
Bernard Herold & Co., Inc.	15,000
Brean Murray, Carret & Co., LLC	3,500
Capitol Securities Management Incorporated	10,000
Chardan Capital Markets, LLC	21,000
City Securities Corporation	6,000
Crowell, Weedon & Co.	10,000
Dominick & Dominick LLC	72,500
E*TRADE Securities LLC	88,000
Gilford Securities, Inc.	13,000
Henley & Company LLC	60,000
J.P. Turner & Company, LLC	25,000
Joseph Gunnar & Co. LLC	12,000
Lebenthal & Co., LLC	12,000
Moors & Cabot Inc.	30,000
Morgan Keegan & Company, Inc.	45,000
Muriel Siebert & Co., Inc.	10,000
Newbridge Securities Corporation	20,000
Paulson Investment Company, Inc.	15,000
Wayne Hummer Investments L.L.C.	60,000
Westminster Financial Securities, Inc.	70,000

Total	14,015,000

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken.

However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.5% of the initial offering price. Investors must pay for any Common Shares purchased on or before May 31, 2011.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this         . Prospectus, to purchase up to an aggregate of 2,101,052 Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $322,321,040, the total Underwriters’ discounts and commissions (sales load) would be $14,504,447 and the total proceeds to the Fund would be $307,171,951.

The following table summarizes the actual expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$20.00	$20.00	$280,300,000	$322,321,040
Sales load	$0.90	$0.90	$12,613,500	$14,504,447
Estimated offering expenses	$0.04	$0.04	$560,600	$644,642
Proceeds, after expenses, to the Fund	$19.06	$19.06	$267,125,900	$307,171,951

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $1,518,635 in total, $560,600 of which will be borne by the Fund (or $644,642 if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the ticker symbol “HEQ.”

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this Prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if: (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser, the Subadviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “1933 Act”).

Prior to the public offering of Common Shares, John Hancock Life Insurance Company, USA (“JHLIC”) purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, JHLIC owned 100% of the outstanding Common Shares. JHLIC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser, the Subadviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to Be Paid by the Adviser

JHA (and not the Fund) has agreed to pay Morgan Stanley & Co. Incorporated from its own assets, upfront structuring and syndication fees in the amount of $2,692,430 for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares, (v) securing participants in the Fund’s initial public offering, (vi) preparation of marketing and diligence materials for underwriters, (vii) conveying information and market updates to the underwriters, and (viii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to Morgan Stanley & Co. Incorporated will not exceed 0.96% of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. Incorporated to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

JHA (and not the Fund) has agreed to pay Citigroup Global Markets Inc. from its own assets, an upfront structuring fee in the amount of $953,015.90 for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies and (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares. The upfront structuring fee paid to Citigroup Global Markets Inc. will not exceed 0.34% of the total public offering price of the Common Shares. These services provided by Citigroup Global Markets Inc. to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

JHA (and not the Fund) has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets, an upfront structuring fee in the amount of $962,561 for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares. The upfront structuring fee paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 0.34% of the total public offering price of the Common Shares. These services provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

JHA (and not the Fund) has agreed to pay UBS Securities LLC from its own assets, an upfront structuring fee in the amount of $431,714.61 for advice relating to the structure, design and organization of the Fund, including without limitation, idea generation and assessment of the investment opportunity, analysis of the trading performance of comparable funds and guidance around investment policies and portfolio characteristics. The upfront structuring fee paid to UBS Securities LLC will not exceed 0.15% of the total public offering price of the Common Shares. These services provided by UBS Securities LLC to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

JHA (and not the Fund) has agreed to pay Wells Fargo Securities, LLC from its own assets, an upfront structuring fee in the amount of $439,423.25 for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares. The upfront structuring fee paid to Wells Fargo Securities, LLC will not exceed 0.16% of the total public offering price of the Common Shares. These services provided by Wells Fargo Securities, LLC to JHA are unrelated to JHA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

JHA (and not the Fund) has also agreed to pay from its own assets a commission to certain registered personnel of John Hancock Funds, LLC (a broker-dealer affiliate of JHA) who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $451,249. These commissions, in the aggregate, will not exceed 0.16% of the total public offering price of the Common Shares.

As part of the Fund’s payment of its offering expenses, the Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares. Such expenses will not exceed $30,000.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of gross proceeds. The Fund has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000, which amount will not exceed 0.01% of gross proceeds. JHA (and not the Fund) will pay upfront structuring and/or syndication fees to Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as described above, which will not exceed $5,479,145. JHA (and not the Fund) will pay a commission to certain registered personnel of John Hancock Funds, LLC (a broker-dealer affiliate of JHA) who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $451,249. Total compensation to the Underwriters and commissions to certain registered personnel of John Hancock Funds, LLC will not exceed 6.63% of gross proceeds.

The following table summarizes total underwriting compensation determined in accordance with FINRA rules.

	Per Share (Without Over-Allotment)		Total (Without Over-Allotment)
Underwriting Compensation	Dollar Amount	As a percentage of Gross Proceeds	Dollar Amount	As a percentage of Gross Proceeds
Sales Load	$0.900	4.50%	$12,613,500	4.50%
Expense Reimbursement to Underwriters(1)	$0.002	0.01%	$30,000	0.01%

Total Underwriting Compensation Borne by Purchasers of Common Shares	$0.902	4.51%	$12,643,500	4.51%

Structuring and Syndication Fees	$0.391	1.95%	$5,479,145	1.95%

Commissions to Certain Personnel of John Hancock Funds, LLC	$0.032	0.16%	$451,249	0.16%

Total Underwriting Compensation Borne by JHA	$0.423	2.12%	$5,930,394	2.12%

(1)	The Fund has agreed to reimburse the Underwriters up to $30,000 for the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares. These payments by the Fund are subject to the overall $0.04 per share cap on offering expenses (other than the sales load) payable by the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by Weil, Gotshal & Manges LLP, New York, New York.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street Boston, Massachusetts 02110 is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 333-168178 and 811-22441). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

THE FUND’S PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

14,015,000 Shares

John Hancock Hedged Equity & Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

May 25, 2011

Morgan Stanley

Citi

BofA Merrill Lynch

UBS Investment Bank

Wells Fargo Securities

BB&T Capital Markets

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

RBC Capital Markets

Stifel Nicolaus Weisel

Wedbush Securities Inc.

Until June 19, 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

P150PN 5/11

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

MAY 25, 2011

601 Congress Street

Boston, Massachusetts 02210

1-800-344-1029

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF JOHN HANCOCK HEDGED EQUITY & INCOME FUND (THE “FUND”) DATED MAY 25, 2011 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-344-1029.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management” or the “Subadviser”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Equity Investments

As described in the Prospectus, the Fund invests primarily in common stocks.

Derivatives

The Fund reserves the flexibility to use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts and entering into forward contracts and swap agreements with respect to securities, indices and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may enter derivative instruments or transactions that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Subadviser’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.

The Fund has claimed an exclusion from the definition of a Commodity Pool Operation (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Short Sales

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Subadviser is under no obligation to utilize short sales at all.

Securities Lending

As described in the Prospectus, the Fund may lend its securities so long as such loans do not represent more than 33  1/3% of its total assets. As collateral for the loaned securities, the borrower gives the lender collateral

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equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollar and foreign currency). The borrower also must agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Cash collateral may be invested by the Fund in a privately offered registered investment company advised by an affiliate of the Adviser that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Subadviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.

The Fund will enter into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as its securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.

Cash Equivalents

The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include an affiliated money market fund that invests in such short-term securities.

Exchange-Traded Funds

The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

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Investments in ETFs are generally subject to limits in the Investment Company Act of 1940, as amended (the “1940 Act”), on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Pooled Investment Vehicles

The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. The 10% limitation does not apply to the Fund’s investment in money market funds and certain other pooled investment vehicles. If the Fund invests in an affiliated money market fund, the management fee paid on such investment will be credited against the Fund’s management fee.

Temporary Investments

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations.

Investment Restrictions

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following eight investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:

(1)	The Fund may not borrow money, except as permitted by the 1940 Act.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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(3)	The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments.

(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.

The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a Rating Agency (or as determined by the Subadviser if the security is not rated by a Rating Agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210.

JHA has engaged Wellington Management as a subadviser to provide day-to-day portfolio management, pursuant to an investment subadvisory agreement between the Adviser and Wellington Management (the “Subadvisory Agreement”).

Interested Trustees

Name (Birth Year)	Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Hugh McHaffie(1)(3) (1959)	Trustee (since 2010)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Trust and John Hancock Funds II (since 2009); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).	47

John G. Vrysen(1)(2) (1955)	Trustee (since 2010)	Senior Vice President, Strategic Initiatives (since 2006), Vice President (until 2006), MFC; Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Financial Group, LLC (the “Berkeley Group”), JHIMS and JH Funds (since 2007); Trustee, JHF III and JHF (since 2009); Chief Operating Officer, JHF II and JHT (since 2007); Chief Operating Officer, JHF (2007 to 2009); Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, the Adviser, the Berkeley Group, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”), JHIMS, JH Funds, JHF, JHF II, JHF III and JHT (2005 to 2007).	47

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.
(2)	Class I Trustees whose term expires in 2011.
(3)	Class II Trustees whose term expires in 2012.

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Independent Trustees

Name (Birth Year)	Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James F. Carlin(1)(4) (1940)	Trustee (since 2010)	Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987).	47

William H. Cunningham(4) (1944)	Trustee (since 2010)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).	47

Deborah C. Jackson(3) (1952)	Trustee (since 2010)	President, Cambridge College (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).	47

Charles L. Ladner(2) (1938)	Trustee (since 2010)	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association, National Park Service) (until 2005).	47

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Name (Birth Year)	Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Stanley Martin(2) (1947)	Trustee (since 2010)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006); Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000); Partner, KPMG LLP (1971–1998).	47

Patti McGill Peterson(1)(3) (1943)	Trustee (since 2010)	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	47

John A. Moore(2) (1939)	Trustee (since 2010)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	47

Steven R. Pruchansky(3) (1944)	Trustee (since 2010)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	47

Gregory A. Russo(4) (1949)	Trustee (since 2010)	Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002).	47

(1)	Mr. Carlin and Ms. McGill Peterson each own securities of a principal underwriter or an affiliated entity. As a result, Mr. Carlin and Ms. McGill Peterson will be “interested persons,” as that term is defined in the 1940 Act, until the close of the Fund’s offering, at which time they will not be “interested persons” of the Fund.
(2)	Class I Trustees whose term expires in 2011.
(3)	Class II Trustees whose term expires in 2012.
(4)	Class III Trustees whose term expires in 2013.

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Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.

Principal Officers who are Not Trustees

Principal Officers who are not Trustees
Name (Birth Year)	Position with the Fund	Officer since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2010	Senior Vice President, MFC (since 2004); Director, President and Chief Executive Officer, the Adviser, the Berkeley Group, JH Funds (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services (since 2005); Director, President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF (since 2005); President and Chief Executive Officer (until 2009), JHF II, JHF III and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005 to 2006).

Andrew G. Arnott (1971)	Chief Operating Officer	2010	Senior Vice President, MFC (since 2009); Senior Vice President (since 2007), Vice President (2005 to 2007), the Adviser; Senior Vice President (since 2008), Vice President (2006 to 2008), JHIMS; Senior Vice President (since 2006), Vice President (2005 to 2006), 2nd Vice President (2004 to 2005), JH Funds; Chief Operating Officer (since 2009), Vice President (2007 to 2009), JHF; Vice President (since 2006), JHF II and JHT; Senior Vice President (2005 to 2009), Product Management and Development for JH Funds; Vice President and Director (1998–2005), Marketing and Product Management for JH Funds.

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2010	Secretary and Chief Legal Officer, JHF, JHF II and JHT (since 2006); Secretary and Chief Legal Counsel (since 2008) and Secretary (2007 to 2008), the Adviser and JHIMS; Secretary, JH Funds and the Berkeley Group (since 2007); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 to 2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000 to 2006); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004 to 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2010	Chief Compliance Officer, JHF, JHF II, JHF III, JHT, the Adviser and JHIMS (since 2005); Vice President, the Adviser, JHIMS and MFC Global (U.S.) (2005 to 2008).

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Principal Officers who are not Trustees
Name (Birth Year)	Position with the Fund	Officer since	Principal Occupation(s) During Past 5 Years
Salvatore Schiavone (1965)	Treasurer	2010	Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset Management, previously Scudder, Stevens & Clark (1996–2003).

Charles A. Rizzo (1957)	Chief Financial Officer	2010	Senior Vice President, the Adviser and JH Funds (since 2008); Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 to 2007); Vice President, Goldman Sachs (2005 to 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 to 2005).

The Board currently consists of eleven (11) trustees. The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund’s common shares. The terms of Messrs. Ladner, Martin, Moore and Vrysen expire at the first annual meeting following this public offering; the terms of Mss. Jackson and Peterson as well as Messrs. McHaffie and Pruchansky expire at the second annual meeting; and the terms of Messrs. Carlin, Cunningham and Russo expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Fund is organized as a Massachusetts business trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

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James F. Carlin—As a senior officer of a scientific testing laboratory, insurance companies and management companies, Mr. Carlin has experience in the management of operating and finance companies. He also has experience as a board member of other entities.

William H. Cunningham—Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham has expertise in corporate governance as a Professor of business ethics. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Deborah C. Jackson—Ms. Jackson has management and operational oversight experience as the Chief Executive Officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Charles L. Ladner—Mr. Ladner has management and financial experience as a senior executive of a retirement services company and a former senior executive of public utility companies, including serving in the role of Chief Financial Officer. He also has oversight and corporate governance experience as a current and former director of various corporate and nonprofit entities.

Stanley Martin—As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.

Hugh McHaffie—Through his positions as a senior executive of Manulife’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Patti McGill Peterson—Ms. McGill Peterson has planning and management advisory experience as principal of a consulting firm. She also has management and operational oversight experience as a former college and university President. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank and an insurance company, and nonprofit entities.

John A. Moore—Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization.

Steven R. Pruchansky—Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairperson.

Gregory A. Russo—As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.

John G. Vrysen—Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of

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Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. As of the date of this SAI, the Board met once, on December 7, 2010, to take certain actions with respect to the establishment and organization of the Fund.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, MFC (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees

At its initial meeting on December 7, 2010, the Board established the following five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A and the Contracts/Operations Committee. As of the date of this SAI, none of these committees has met.

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The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit	Compliance	Nominating, Governance and Administration	Investment Performance Committee A	Contracts/Operations
Ms. Jackson	Mr. Carlin	All Independent	Ms. Jackson	Mr. Carlin
Mr. Ladner	Mr. Cunningham	Trustees	Mr. Ladner	Mr. Cunningham
Mr. Martin	Mr. Moore		Mr. Martin	Mr. Jackson
Ms. McGill Peterson	Mr. Russo		Mr. Vrysen	Mr. Ladner
Mr. Martin
Mr. Moore
Ms. McGill Peterson
Mr. Russo

Audit Committee.    All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Martin serves as Chairman of this Committee.

Compliance Committee.    The primary role of this Committee is to oversee the activities of the Fund’s Chief Compliance Officer; the implementation and enforcement of the Fund’s compliance policies and procedures; and compliance with the Fund’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee.

Nominating, Governance and Administration Committee.    This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board. Mr. Pruchansky serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent

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Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted Procedures for the Selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s Proxy Statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Investment Performance Committee A.    This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Ladner serves as Chairman of this Committee.

Contracts/Operations Committee.    This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Mr. Moore serves as Chairman of this Committee.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Subadviser and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Fund’s CCO. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as

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part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).

Investment Performance Committee A assists the Board in overseeing the Fund’s significant investment policies. The Adviser monitors these policies and may recommend changes to this Committee in response to Subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Adviser, the Subadviser, and the transfer agent. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory and subadvisory agreements, this Committee and the Board receive and review information provided by the Adviser, the Subadviser and the distributor relating to their operational capabilities, financial condition and resources.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Finally, John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and may report to the Board periodically on risk management. John Hancock’s Chief Risk Officer reports directly to the President of John Hancock and, indirectly, to the Chief Risk Officer of Manulife Financial Corporation, John Hancock’s parent company.

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Independent Trustee Compensation

The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services.

Independent Trustee	Fund(1)	John Hancock Fund Complex(2)
James F. Carlin	$0	$179,000
William H. Cunningham	$0	$203,500
Deborah C. Jackson	$0	$253,000
Charles L. Ladner	$0	$207,000
Stanley Martin	$0	$274,000
Patti McGill Peterson	$0	$269,000
John A. Moore	$0	$211,000
Steven R. Pruchansky	$0	$226,000
Gregory A. Russo	$0	$278,000

(1)	The amounts in this column represent compensation received as of the date of this SAI.
(2)	The amounts in this column represent compensation received during the year ended December 31, 2010.

These Trustees oversee 47 series in the John Hancock Fund Complex, which consists of 255 series overall. The Fund does not have a pension or retirement plan for any of its Trustees or officers. The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2010, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $258,573; Mr. Ladner was $85,518; Ms. McGill Peterson was $272,501; Dr. Moore was $353,339; Mr. Pruchansky was $414,498; and Mr. Martin was $69,005 under the Plan.

Trustee Ownership of Shares of John Hancock Funds

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2010. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

Fund/Trustee	Carlin	Cunningham	Jackson	Ladner	Martin	McGill Peterson
Hedged Equity & Income	A	A	A	A	A	A
John Hancock Fund Complex	E	E	D	E	E	E

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Fund/Trustee	McHaffie	Moore	Pruchansky	Russo	Vrysen
Hedged Equity & Income	A	A	A	A	A
John Hancock Fund Complex	E	E	E	D	E

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

During the calendar years ended December 31, 2009 and December 31, 2010, no Independent Trustee (or his or her immediate family members) had:

1.	Any direct or indirect interest in the Adviser, the Subadviser or principal underwriter of the Fund, or any person controlling, controlled by or under common control with the Adviser, Wellington Management or the principal underwriter of the Fund;

2.	Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with: (i) the Fund; (ii) another fund managed by the Adviser or Wellington Management, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser, Wellington Management or the principal underwriter of the Fund; (iii) the Adviser, Wellington Management or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser, Wellington Management or the principal underwriter of the Fund; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.

As noted above, Mr. Carlin and Ms. McGill Peterson each own securities of a principal underwriter or an affiliated entity. As a result, Mr. Carlin and Ms. McGill Peterson will be “interested persons,” as that term is defined in the 1940 Act, until the close of the Fund’s offering, at which time they will not be “interested persons” of the Fund.

During the calendar years ended December 31, 2009 and December 31, 2010, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

Proxy Voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Wellington Management the responsibility to vote all proxies relating to securities held by the Fund in accordance with Wellington Management’s Global Proxy Voting Policy and Procedures. Wellington Management has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Wellington Management are set forth in Appendix A to this SAI.

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It is possible that conflicts of interest could arise for Wellington Management when voting proxies. Such conflicts could arise, for example, when Wellington Management or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that Wellington Management becomes aware of a material conflict of interest, the Fund’s Procedures generally require Wellington Management to follow any conflicts procedures that may be included in Wellington Management’s Global Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:

(a)	voting pursuant to the recommendation of a third party voting service; and/or

(b)	voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of Wellington Management are set forth in Wellington Management’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although Wellington Management has a duty to vote all proxies on behalf of the Fund, it is possible that Wellington Management may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Wellington Management from trading the shares in the marketplace for a period of time, Wellington Management may determine that it is not in the best interests of the Fund to vote the proxies. Wellington Management also may choose not to recall securities that have been lent in order to vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.

The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreement.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

John Hancock Advisers, LLC (the “Adviser”) is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210, and serves as the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or “MFC”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through

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John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$475 billion (US$478 billion) as of December 30, 2010.

Manulife Financial trades as ‘MFC’ on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange (“PSE”), and under ‘945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of the Subadviser’s services to the Fund.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the daily gross assets of the Fund.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, JHA has engaged Wellington Management as a subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that JHA may terminate any subadvisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or

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any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily gross assets. For three years following any such reduction or reimbursement, the Adviser retains the right to reimpose a fee and/or recover any other payments to the extent that the Fund’s actual expenses at the time of such recovery fall below this limit.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years until             , 2012, and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or JHA, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of JHA, JHA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadviser and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

Service Agreement.    The Fund operates under a Service Agreement with JHA, under which the Fund receives Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Wellington Management

The Subadviser, Wellington Management, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans,

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endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634.0 billion in assets.

The Fund has engaged Wellington Management to serve as a subadviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments.

Under the terms of the Subadvisory Agreement, Wellington Management will be responsible for implementing the Fund’s investment strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Wellington Management under the Subadvisory Agreement, JHA (not the Fund) pays Wellington Management a fee, calculated daily and payable monthly in arrears, based on an annual percentage of the value of the Fund’s average gross assets.

The Subadvisory Agreement with Wellington Management continues until             , 2012 and from year to year thereafter if approved annually: (i) by the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, Wellington Management, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Wellington Management is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with Wellington Management. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of March 31, 2011.

			Advisory fee based on performance
Portfolio Manager/Type of Account	Number of Accounts	Total assets ($ in millions)	Number of accounts	Total assets ($ in millions)
Kent M. Stahl
Registered Investment Companies	5	$8,947.4	0	$0
Other Pooled Investments	3	$467.8	0	$0
Other Accounts	0	$0	0	$0

Gregg R. Thomas
Registered Investment Companies	2	$2,457.2	0	$0
Other Pooled Investments	3	$467.8	0	$0
Other Accounts	0	$0	0	$0

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Conflicts Of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund as well as the managers of the component strategies of the Equity Strategy (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Wellington Management. Because incentive payments paid by Wellington Management to Investment Personnel are tied to revenues earned by Wellington Management and, generally, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Investment Personnel. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the average daily gross assets of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser with respect to the Fund. Wellington

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Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s compensation committee, which has final oversight responsibility for base salaries of employees of the firm.

The Portfolio Managers also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stahl is a partner of the firm.

Securities Owned in the Fund by Portfolio Managers

As of the date of this SAI, the Portfolio Managers do not own any securities of the Fund.

Codes of Ethics

The Adviser, Wellington Management and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Subadviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Adviser’s, Wellington Management’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value per Common Share (“NAV”) is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. State Street Bank and Trust Company calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including

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interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the over-the-counter (“OTC”) market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

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Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades.    In selecting brokers or dealers to implement transactions, the Subadviser will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.

Consideration of these factors by the Subadviser, either in terms of a particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations.    In selecting brokers and dealers, the Subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, the Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, the Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In

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such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which the Subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

The Subadviser also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising several of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Subadviser and its affiliates receive such services.

As noted above, the Subadviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. The Financial Industry Regulatory Authority (“FINRA”), however, has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

To the extent research services are used by the Subadviser, such services would tend to reduce such party’s expenses. The Subadviser does not believe, however, that an exact dollar value can be assigned to these services.

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Research services received by the Subadviser from brokers or dealers executing transactions for the Fund, which may not be used in connection with the Fund, also will be available for the benefit of other funds managed by the Subadviser.

Allocation of Trades by the Subadviser.    The Subadviser manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Subadviser.    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or the Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

Commission Recapture Program.    The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or

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more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2012.

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Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

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Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

For the Fund’s index options that qualify as section 1256 contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index options, section 1256 contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s single stock options and index options that do not qualify as “section 1256 contracts” generally will be treated as equity options governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain or loss. For an option purchased by the Fund that is not a “section 1256 contract,” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the

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premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose under applicable Treasury Regulations because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding option positions. Also, the Fund expects that the index option spreads it enters into will generally not be subject to tax treatment as straddles because the offsetting positions will consist of “section 1256 contracts.” Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

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Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

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If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions (other than capital gain dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information

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reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in shares of the Fund.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds common shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

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The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.

Mellon Investor Services, 480 Washington Boulevard, Jersey City, New Jersey, 07310, is the transfer agent and dividend disbursing agent of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Boston, Massachusetts, is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The financial statement as of April 6, 2011 included in this SAI has been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL AND REGULATORY MATTERS

On June 25, 2007, the Adviser and John Hancock Funds, LLC (“JH Funds”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and JH Funds agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder of

John Hancock Hedged Equity & Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the “Fund”) at April 6, 2011 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2011

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FINANCIAL STATEMENTS

JOHN HANCOCK HEDGED EQUITY & INCOME FUND

STATEMENT OF NET ASSETS

April 6, 2011

ASSETS:
Cash	$100,000

NET ASSETS	$100,000

NET ASSETS CONSIST OF:
Capital paid-in	$100,000

NET ASSETS	$100,000

Common shares of beneficial interest issued and outstanding	5,236
Net asset value per share	$19.10

See notes to financial statement

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NOTES TO FINANCIAL STATEMENT

Note 1. Organization

John Hancock Hedged Equity & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on July 15, 2010 and has had no operations to date other than matters relating to its organization under the Investment Company Act of 1940, as amended, and the sale and issuance of 5,236 of its common shares of beneficial interest to the initial shareholder, John Hancock Life Insurance Company, USA (“JHLIC”), a subsidiary of Manulife Financial Corporation (“MFC”), at the initial subscription price of $19.10 per share.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Federal Income Taxes—The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. Therefore, no Federal income tax provision will be required.

Organization Expenses and Offering Costs—Based on an estimated Fund offering of 17,500,000 shares, organization expenses and offering costs are estimated to be approximately $1,558,000. John Hancock Advisers, LLC (“JHA”) has agreed to pay (i) all organizational expenses; and (ii) the amount by which the aggregate of all of the Fund’s offering costs (other than sales load) exceed $0.04 per share. Such amount to be paid by JHA is estimated at approximately $858,000. The Fund will pay offering costs estimated at $700,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

Note 3. Agreements and Transactions with Related Parties

The Fund has entered into an advisory agreement with JHA (the “Advisory Agreement”). JHA has engaged Wellington Management Company, LLP (“Wellington Management”) to serve as a subadviser to the Fund. Wellington Management will be responsible for the day-to-day management of the Fund’s portfolio investments. JHA does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Wellington Management.

The Fund has agreed to pay JHA as compensation under the Advisory Agreement a fee, calculated and paid daily, at an annual rate of 1.0% of the Fund’s average daily gross assets. Pursuant to a subadvisory agreement, JHA (and not the Fund) has agreed to pay a subadvisory fee directly to Wellington Management.

The Fund also has entered into a service agreement with JHA, under which JHA will oversee the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and will maintain the Fund’s communication with shareholders. The Fund shall reimburse JHA for its expenses associated with all such administrative services.

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Note 4. Shares of Beneficial Interest

The Fund expects to offer 17,500,000 common shares of beneficial interest at a price of $20.00 per share. At April 6, 2011, JHLIC, as the Fund’s sole initial shareholder, owned 5,236 shares of the Fund.

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Appendix A

Proxy Voting Policies and Procedures of the Adviser, The John Hancock Funds and the Subadviser

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

&

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General

John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•

Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•

The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•

The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention

The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards

The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.

In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

Adopted: December 2007

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.	Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.	Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.	Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.	Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a.	Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b.	Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A

PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008
John Hancock Hedged Equity & Income Fund	December 7, 2010

Wellington Management Company, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries,

Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a For

Lead Director:

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years:	Case-by-Case

Every 3 years, unless specific compensation concerns exist that would warrant an annual advisory vote

•	Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Case-by-Case Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Case-by-Case

Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

•	We generally support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For Wellington Management Company, LLP Global Proxy Voting Guidelines Wellington

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Case-by-Case

Fair Labor Principles (SP):

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: December 14, 2010

John Hancock Hedged Equity & Income Fund

Statement of Additional Information

May 25, 2011

Investment Adviser

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

1-800-344-1029

Subadviser

Wellington Management Company, LLC

75 State Street

Boston, Massachusetts 02109

Custodian

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, Massachusetts 92111

Transfer Agent

Mellon Investor Services

480 Washington Boulevard

Jersey City, New Jersey 07310

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110